UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02688

Name of Fund:  Merrill Lynch Municipal Bond Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Municipal Bond Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/05

Date of reporting period: 07/01/04 - 06/30/05

Item 1 -   Report to Stockholders


Merrill Lynch
Municipal Bond Fund, Inc.


Annual Report
June 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



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A Letter From the President


Dear Shareholder

The financial markets continued to face a number of crosscurrents over the past several months. On June 30, 2005, the Federal Reserve Board (the Fed) increased the federal funds rate for the ninth consecutive time since June 2004, bringing the target short-term interest rate to 3.25%. During the same week, first quarter 2005 U.S. gross domestic product growth was revised upward to 3.8% - behind the 4.4% annualized growth rate recorded for all of 2004 but ahead of many economists' expectations. Signs of a slowing economy, coupled with easing inflationary fears, have prompted some observers to believe that the Fed may soon end its monetary tightening campaign.

After ending 2004 in a strong rally, U.S. equity markets have struggled to record meaningful gains in 2005. Continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks. Offsetting this somewhat have been surprisingly strong corporate earnings and lower long-term bond yields. Outside U.S. borders, results have been mixed. Several European markets have been performing well despite ongoing economic problems. In Asia, many markets have benefited from higher economic growth rates and relatively attractive valuations, although Japanese stocks have struggled as a result of slowing exports and high oil prices.

In the bond markets, the yield curve flattening "conundrum" continued. As short-term yields increased in concert with Fed interest rate hikes, yields on longer-term bonds declined (as their prices, which move opposite yields, increased). Over the past year, the two-year Treasury yield rose 96 basis points (.96%) while the 10-year Treasury yield declined 68 basis points. At period-end, the spread between two-year and 10-year Treasury yields was just 28 basis points.

Amid these conditions, the major market benchmarks posted six-month and 12-month returns as follows:


Total Returns as of June 30, 2005                                      6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             -0.81%        + 6.32%
Small-cap U.S. equities (Russell 2000 Index)                            -1.25%        + 9.45%
International equities (MSCI Europe Australasia Far East Index)         -1.17%        +13.65%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.51%        + 6.80%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +2.89%        + 8.24%
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.77%        +10.10%


Entering the second half of 2005, we expect more of the same type of "muddle through" environment that has befallen financial markets in the first half of the year. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


We are pleased to present to you the management teams of

Merrill Lynch Municipal Bond Fund, Inc.


Short Term Portfolio

Peter Hayes, who joined Merrill Lynch Investment Managers in 1987, is the Senior Portfolio Manager of Merrill Lynch Municipal Bond Fund, Inc. - Short Term Portfolio. Mr. Hayes received a bachelor's degree from the College of the Holy Cross. Mr. Hayes' team includes Thomas Steffens. Mr. Steffens received a bachelor's degree from Villanova University.


Peter J. Hayes
Senior Portfolio Manager


Table of Contents

A Letter From the President                                               2
A Discussion With Your Fund's Portfolio Managers                          5
Performance Data                                                          9
Portfolio Information                                                    17
Disclosure of Expenses                                                   18
Schedule of Investments--Short Term Portfolio                            20
Schedule of Investments--Insured Portfolio                               23
Schedule of Investments--National Portfolio                              27
Financial Statements                                                     38
Financial Highlights                                                     44
Notes to Financial Statements                                            56
Report of Independent Registered Public Accounting Firm                  63
Important Tax Information                                                63
Officers and Directors                                                   64



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005



Insured Portfolio

Robert DiMella, who joined Merrill Lynch Investment Managers in 1993, is the Senior Portfolio Manager of Merrill Lynch Municipal Bond Fund, Inc. - Insured Portfolio. Mr. DiMella received a bachelor's degree from the University of Connecticut and an MBA from Rutgers University. He is a CFA (R) charterholder and a member of the CFA Institute. Mr. DiMella's team includes Portfolio Assistant Janine Bianchino and Analysts Jeff Moore, Mary Ezzo and Timothy Milway. Mr. Moore and Mr. Milway are CFA charterholders and members of the CFA Institute.


Robert A. DiMella
Senior Portfolio Manager


National Portfolio

Walter O'Connor, who joined Merrill Lynch Investment Managers in 1991, is the Senior Portfolio Manager of Merrill Lynch Municipal Bond Fund, Inc. - National Portfolio. Mr. O'Connor received a bachelor's degree from the University of Notre Dame. He is a CFA (R) charterholder and a member of the CFA Institute as well as a member of the New York Society of Security Analysts. Mr. O'Connor's team includes Jim Schwartz and Greg Bennett. Mr. Schwartz earned a bachelor's degree from Rutgers College and an MBA from Monmouth University. He is a CFA charterholder. Mr. Bennett earned a bachelor's degree from West Chester University.


Walter C. O'Connor
Senior Portfolio Manager


   CFA (R) and Chartered Financial Analyst (R) are trademarks owned by the Association for Investment Management and Research.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005



A Discussion With Your Fund's Portfolio Managers


As the yield curve flattened and long-term bond yields remained lower than expected, we took advantage of opportunities to extend duration in an effort to achieve the greatest relative value for our shareholders.


Describe the recent market environment relative to municipal bonds.

Over the past year, long-term bond yields declined as their prices, which move in the opposite direction, increased. In the meantime, the Federal Reserve Board (the Fed) raised short-term interest rates at each of its meetings during the past year, lifting the federal funds target from 1% in June 2004 to 3.25% by period-end. As longer-term bond yields declined and short-term yields moved upward in unison with the Fed interest rate hikes, the yield curve flattened considerably. Over the 12 months ended June 30, 2005, 30-year U.S. Treasury bond yields declined 113 basis points (1.13%) to 4.16% and yields on the 10-year Treasury note fell 68 basis points to 3.94%. The two-year Treasury yield, in the meantime, increased 96 basis points to 3.66%.

In the tax-exempt market, yields on 30-year revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 57 basis points during the year to 4.77% at June 30, 2005. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 76 basis points to 4.26%, while AAA-rated bonds maturing in 10 years saw their yields decline 50 basis points to 3.45%. Conversely, yields on two-year, AAA-rated municipal securities rose 53 basis points over the course of the year.

The declining tax-exempt bond yields have prompted municipalities to both issue new debt and refund outstanding, higher-couponed issues. Over the past year, more than $377 billion in new long-term tax-exempt bonds was issued, a slight increase versus last year's total of $372 billion. In recent months, the pace of new bond issuance has strengthened. During the first six months of 2005, more than $206 billion in new municipal bonds was underwritten, an increase of 8.6% compared to the same six months in 2004. The new issuance was boosted by a greater than 55% increase in refunding issues, which have been heavily weighted in the 10-year - 20-year maturity range to lower the overall interest cost of the refunding issue. This concentration has put pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal product generally has remained positive. According to statistics from the Investment Company Institute, through May 31, 2005, year-to-date net new cash flows into long-term municipal bond funds have exceeded $1.35 billion. This represents a significant improvement from the $7.86 billion net outflow seen during the same period in 2004. Recent June weekly figures from AMG Data Service have also shown continued positive flows. Throughout much of the past six months, high yield tax-exempt bond funds have been the principal target for these new cash inflows. During June, these lower-rated/non-rated bond funds received an average of $150 million per week. The need to invest these cash flows has led to very strong demand for lower-rated issues and a consequent narrowing of credit spreads. Additionally, thus far in 2005, the percentage of new issues bearing an insurer's guarantee has risen to nearly 60%, up from 53.6% during the same period a year ago. The increasing percentage of insured issuance has further reduced the availability of lower-rated municipal securities, lending more support to higher prices for these issues.

Looking forward, the tax-exempt market's technical position remains generally favorable. Municipal bond issues have underperformed in recent months as U.S. Treasury bonds have enjoyed increased demand from foreign governments, which are unable to benefit from the tax advantage inherent in tax-exempt products. However, this underperformance has resulted in attractive tax-exempt bond yield ratios, which should continue to attract both traditional and nontraditional investors to the marketplace, especially if new municipal bond issuance should remain modest.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005



A Discussion With Your Fund's Portfolio Managers (continued)


Short Term Portfolio


How did the Portfolio perform during the fiscal year?

For the 12-month period ended June 30, 2005, Short Term Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +1.20%, +1.04%, +.94% and +1.30%, respectively. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 16 of this report to shareholders.) For the same period, the Portfolio's unmanaged benchmarks, the Lehman Brothers Municipal Bond 3-Year General Obligation Index and the Lehman Brothers Municipal Bond Index, had respective returns of +2.58% and +8.24%. The Portfolio's comparable Lipper category of Short Municipal Debt Funds recorded an average return of +1.82% for the 12-month period. (Funds in the Short Municipal Debt Funds category invest primarily in municipal debt issues with dollar-weighted average maturities of less than three years.)

During the first half of the period, our management strategy was shaped by our belief that short-term interest rates would rise in line with the Fed's monetary tightening policy. Accordingly, we kept the Portfolio's average maturity below the market average and maintained some cash reserves to limit the negative effect that rising rates would have on the Portfolio's net asset value.

As short-term interest rates increased and the Fed continued to raise the federal funds rate at a "measured" pace, we sought to take advantage of higher yields by extending the Portfolio's average maturity. Although the Portfolio was well positioned for higher short-term interest rates, performance relative to our benchmarks and Lipper peers suffered as long-term bond yields fell unexpectedly (and their prices increased accordingly). Unlike the benchmarks and the majority of the funds in our peer group - both of which can own longer-dated bonds - we are restricted to owning securities with maturities of less than four years. This limitation hindered the Portfolio's relative performance as longer-term bonds outperformed short-term securities.


What changes were made to the Portfolio during the period?

Most notably, we extended the Portfolio's average maturity from a below-market stance to a neutral or even slightly above-average posture. With the Fed having raised interest rates by 2.25% since June 2004, we believed that the current interest rate tightening cycle was nearing an end. As the yield curve flattened, with short rates rising more than longer rates, we sought to lock in higher yields by adding to our weighting in the three-year - four-year part of the curve - an area that was previously under-represented in the portfolio. We also swapped out of bonds with one-year - two-year maturities, which we bought when yields were lower. These strategies benefited performance as the period continued and helped to increase the Portfolio's yield.


How would you characterize the Portfolio's position at the close of the period?

We expect to maintain an approximately neutral duration stance with limited cash reserves, as we believe the Fed is nearing the end of its program of interest rate hikes. We also anticipate continuing to overweight higher-quality bonds. Credit spreads (the difference in yield between lower-rated and higher-rated bonds of comparable maturity) are currently very tight, leading us to expect an eventual widening. In our view, this would make high-grade issues the better relative value over their lower-rated counterparts. High-quality bonds also are more liquid and historically have tended to outperform in periods of market volatility.

We will continue to monitor the economy's progress, analyzing new data in the coming months and evaluating the Fed's future interest rate policy. As market and economic conditions evolve, we will adjust our investment strategy accordingly.


Peter J. Hayes
Vice President and Senior Portfolio Manager



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005



Insured Portfolio


How did the Portfolio perform during the fiscal year?

For the 12-month period ended June 30, 2005, Insured Portfolio's Class A,
Class B, Class C and Class I Shares had total returns of +8.47%, +7.93%,
+8.01% and +8.74%, respectively. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 16 of this report to shareholders.) Portfolio returns were highly competitive with the +8.24% return of the benchmark Lehman Brothers Municipal Bond Index.

The Portfolio outperformed its comparable Lipper category of Insured Municipal Debt Funds, which had an average return of +7.27% for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment.) For the most part, we attribute the Portfolio's positive performance to our yield curve positioning and the competitive yield we have been able to achieve. Although the Portfolio was defensively structured with respect to its interest rate sensitivity, we also were overweighted in bonds with maturities greater than 20 years for most of the period. This strategy benefited the Portfolio's relative performance as the yield curve flattened, with interest rates on 20-year and longer bonds declining faster than rates on shorter bonds.


What changes were made to the Portfolio during the period?

Throughout the period, we continued to focus on securities that we felt offered our shareholders the best relative value in the insured municipal marketplace. In light of the yield curve flattening phenomenon, we continued to shift our emphasis further out on the curve, favoring bonds with maturity dates of 20 years and longer while reducing our exposure to 15-year - 20-year bonds.

The Portfolio purchased bonds recently issued by Puerto Rico Electric Power Authority. These bonds were insured by XL Capital Assurance (XLCA) and CIFG Services, Inc., relatively new AAA-rated insurers in the municipal marketplace. In anticipation that they would outperform over time, these bonds came with yields at a generous spread above those offered by bonds backed by traditional insurers, such as Financial Guaranty Insurance Company (FGIC), Financial Security Assurance (FSA) and Ambac Financial Group, Inc. (Bonds issued by
U.S. territories generally are fully income tax-exempt for residents of all 50 states.)

Other new purchases have focused on issuers that we believed were more likely to defease existing debt to help close budget deficits. (When bonds are defeased, the securities are retired at their first call date, generally resulting in substantial price appreciation.) Massachusetts, California and New Jersey all have been aggressive in employing this strategy, and offered a number of investment opportunities during the period.


How would you characterize the Portfolio's position at the close of the period?

At period-end, the Portfolio was fully invested and, in anticipation of higher long-term interest rates, defensively positioned. We continue to emphasize competitive yield and preservation of the Portfolio's net asset value. While we have begun to restructure the Portfolio with bonds offering slightly longer maturity dates, those securities added in recent months have tended to be premium-coupon bonds with defensive characteristics. Such a defensive posture has enabled the Portfolio to increase its yield generation potential while helping to insulate it from the volatility expected to accompany a rising interest rate environment.


Robert A. DiMella
Vice President and Senior Portfolio Manager



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005



A Discussion With Your Fund's Portfolio Managers (concluded)


National Portfolio


How did the Portfolio perform during the fiscal year?

For the 12-month period ended June 30, 2005, National Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +8.73%, +8.18%, +8.02% and +8.89%, respectively. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 16 of this report to shareholders.) For the same period, the Portfolio's benchmark, the Lehman Brothers Municipal Bond Index, returned +8.24% and the Lipper General Municipal Debt Funds category posted an average return of +7.30%. (Funds in this Lipper category invest primarily in municipal debt issues in the top four credit-rating categories.)

With the Fed on an interest rate hiking campaign, we expected volatility all along the yield curve and positioned the Portfolio defensively in an effort to protect its underlying value. However, to the surprise of many observers and the Fed, a rise in rates did not materialize on the long end of the curve (in fact, long-term rates declined), and our defensive positioning hampered the Portfolio's performance potential to some extent. Despite this, our above-average yield accrual throughout the period more than offset this, allowing the Portfolio to deliver returns consistent with the broad market and superior to its Lipper peers.


What changes were made to the Portfolio during the period?

Throughout the past 12 months, we focused on maintaining a high level of tax-exempt income for our shareholders by enhancing current return and maintaining our above-average coupon structure. In fact, the Portfolio's average coupon of 6.25% far exceeded the market average for long-term municipal bonds of less than 4.50% (based on the Municipal Market Data scale).

Early in the period, we expected the municipal market to be quite volatile as the Fed embarked on its measured program of interest rate increases. This prompted us to establish our defensive interest rate posture in order to cushion the portfolio from volatility and preserve its net asset value. Later, as long-term interest rates began to rise somewhat, we started to reposition the Portfolio's duration to be closer to neutral. To that end, we purchased zero-coupon securities as well as longer-maturity revenue bonds with rate-sensitive structures.

Finally, throughout the year, we worked closely with our in-house Municipal Research Group to increase the Portfolio's exposure to lower-rated credits offering a yield advantage over higher-grade paper.


How would you characterize the Portfolio's position at the close of the period?

The Portfolio remained defensively positioned at period-end but closer to a neutral duration posture than when the period began. We would emphasize that this is a gradual transition to neutral, as we are not targeting an aggressive duration stance.

Overall, we remain focused on maintaining the Portfolio's superior yield and high coupon structure relative to the broad market. At period-end, the Portfolio was essentially fully invested, with limited cash reserves.


Walter C. O'Connor
Vice President and Senior Portfolio Manager


July 27, 2005


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005



Performance Data



About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee) for Insured and National Portfolios. Short Term Portfolio incurs a maximum initial sales charge (front-end load) of 1% and an account maintenance fee of 0.10% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years for Insured and National Portfolios. Short Term Portfolio is subject to a maximum contingent deferred sales charge of 1% if redeemed within three years of purchase. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule and one-year schedule, respectively. In addition, Insured and National Portfolios are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. Short Term Portfolio is subject to a distribution fee of 0.20% per year and an account maintenance fee of 0.15% per year. All three classes of shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year for Insured and National Portfolios. Short Term Portfolio is subject to a distribution fee of 0.20% per year and an account maintenance fee of 0.15% per year. In addition, Class C Shares for all three Portfolios are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees for Insured and National Portfolios. Short Term Portfolio incurs a maximum initial sales charge (front-end load) of 1% and bears no ongoing distribution or account maintenance fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser reimbursed a portion of its management fee. Without such reimbursement, performance would have been lower.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Performance Data (continued)


Recent Performance Results*
                                                           6-Month          12-Month         10-Year      Standardized
As of June 30, 2005                                      Total Return     Total Return     Total Return   30-day Yield
Short Term Portfolio Class A Shares                         +0.59%           +1.20%           +38.21%         2.35%
Short Term Portfolio Class B Shares                         +0.56            +1.04            +34.83          2.13
Short Term Portfolio Class C Shares                         +0.46            +0.94            +33.97          2.12
Short Term Portfolio Class I Shares                         +0.63            +1.30            +39.59          2.45
Insured Portfolio Class A Shares                            +3.10            +8.47            +72.29          3.47
Insured Portfolio Class B Shares                            +2.71            +7.93            +63.57          3.12
Insured Portfolio Class C Shares                            +2.82            +8.01            +62.94          3.06
Insured Portfolio Class I Shares                            +3.09            +8.74            +76.61          3.72
National Portfolio Class A Shares                           +3.47            +8.73            +79.60          3.57
National Portfolio Class B Shares                           +3.21            +8.18            +70.71          3.22
National Portfolio Class C Shares                           +3.18            +8.02            +69.71          3.17
National Portfolio Class I Shares                           +3.59            +8.89            +84.10          3.82
Lehman Brothers 3-Year General Obligation Bond Index++      +0.42            +2.58            +55.15           --
Lehman Brothers Municipal Bond Index++++                    +2.89            +8.24            +85.59           --

   * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

  ++ This unmanaged Index consists of state and local government obligation bonds that mature in 3 - 4 years, rated Baa or better.

++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005



Performance Data (continued)                               Short Term Portfolio


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class A & Class B Shares

A line graph illustrating the growth of a $10,000 investment in Short Term Portfolio++ Class A and Class B Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++ and Lehman Brothers 3-Year General Obligation Bond Index++++++. Values illustrated are as follows:


Short Term Portfolio++
Class A Shares*

Date                                             Value

June 1995                                      $ 9,900.00
June 1996                                      $10,251.00
June 1997                                      $10,702.00
June 1998                                      $11,147.00
June 1999                                      $11,511.00
June 2000                                      $11,877.00
June 2001                                      $12,587.00
June 2002                                      $13,091.00
June 2003                                      $13,454.00
June 2004                                      $13,521.00
June 2005                                      $13,683.00


Short Term Portfolio++
Class B Shares*

Date                                             Value

June 1995                                      $10,000.00
June 1996                                      $10,337.00
June 1997                                      $10,764.00
June 1998                                      $11,183.00
June 1999                                      $11,519.00
June 2000                                      $11,855.00
June 2001                                      $12,531.00
June 2002                                      $12,987.00
June 2003                                      $13,313.00
June 2004                                      $13,344.00
June 2005                                      $13,483.00


Lehman Brothers Municipal Bond Index++++

Date                                             Value

June 1995                                      $10,000.00
June 1996                                      $10,664.00
June 1997                                      $11,544.00
June 1998                                      $12,544.00
June 1999                                      $12,890.00
June 2000                                      $13,309.00
June 2001                                      $14,638.00
June 2002                                      $15,650.00
June 2003                                      $17,018.00
June 2004                                      $17,147.00
June 2005                                      $18,559.00


Lehman Brothers 3-Year General Obligation Bond Index++++++

Date                                             Value

June 1995                                      $10,000.00
June 1996                                      $10,517.00
June 1997                                      $11,074.00
June 1998                                      $11,669.00
June 1999                                      $12,098.00
June 2000                                      $12,541.00
June 2001                                      $13,501.00
June 2002                                      $14,322.00
June 2003                                      $15,032.00
June 2004                                      $15,125.00
June 2005                                      $15,515.00

     * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

    ++ Short Term Portfolio invests primarily in investment grade municipal bonds (bonds rated Baa or better) with a maximum maturity not to exceed 4 years.

  ++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

++++++ This unmanaged Index consists of state and local government obligation bonds that mature in 3 - 4 years, rated Baa or better.

       Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/05                   +1.20%           +0.19%
Five Years Ended 6/30/05                 +2.87            +2.66
Ten Years Ended 6/30/05                  +3.29            +3.19

 * Maximum sales charge is 1%.

** Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 6/30/05                   +1.04%           +0.05%
Five Years Ended 6/30/05                 +2.60            +2.60
Ten Years Ended 6/30/05                  +3.03            +3.03

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.

** Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005



Performance Data (continued)                               Short Term Portfolio


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class C & Class I Shares

A line graph illustrating the growth of a $10,000 investment in Short Term Portfolio++ Class C and Class I Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++ and Lehman Brothers 3-Year General Obligation Bond Index++++++. Values illustrated are as follows:


Short Term Portfolio++
Class C Shares*

Date                                             Value

June 1995                                      $10,000.00
June 1996                                      $10,297.00
June 1997                                      $10,720.00
June 1998                                      $11,136.00
June 1999                                      $11,458.00
June 2000                                      $11,791.00
June 2001                                      $12,451.00
June 2002                                      $12,916.00
June 2003                                      $13,241.00
June 2004                                      $13,272.00
June 2005                                      $13,397.00


Short Term Portfolio++
Class I Shares*

Date                                             Value

June 1995                                      $ 9,900.00
June 1996                                      $10,271.00
June 1997                                      $10,723.00
June 1998                                      $11,180.00
June 1999                                      $11,557.00
June 2000                                      $11,937.00
June 2001                                      $12,663.00
June 2002                                      $13,183.00
June 2003                                      $13,561.00
June 2004                                      $13,642.00
June 2005                                      $13,820.00


Lehman Brothers Municipal Bond Index++++

Date                                             Value

June 1995                                      $10,000.00
June 1996                                      $10,664.00
June 1997                                      $11,544.00
June 1998                                      $12,544.00
June 1999                                      $12,890.00
June 2000                                      $13,309.00
June 2001                                      $14,638.00
June 2002                                      $15,650.00
June 2003                                      $17,018.00
June 2004                                      $17,147.00
June 2005                                      $18,559.00


Lehman Brothers 3-Year General Obligation Bond Index++++++

Date                                             Value

June 1995                                      $10,000.00
June 1996                                      $10,517.00
June 1997                                      $11,074.00
June 1998                                      $11,669.00
June 1999                                      $12,098.00
June 2000                                      $12,541.00
June 2001                                      $13,501.00
June 2002                                      $14,322.00
June 2003                                      $15,032.00
June 2004                                      $15,125.00
June 2005                                      $15,515.00

     * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

    ++ Short Term Portfolio invests primarily in investment grade municipal bonds (bonds rated Baa or better) with a maximum maturity not to exceed 4 years.

  ++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

++++++ This unmanaged Index consists of state and local government obligation bonds that mature in 3 - 4 years, rated Baa or better.

       Past performance is not predictive of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 6/30/05                   +0.94%           -0.05%
Five Years Ended 6/30/05                 +2.58            +2.58
Ten Years Ended 6/30/05                  +2.97            +2.97

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 6/30/05                   +1.30%           +0.29%
Five Years Ended 6/30/05                 +2.97            +2.76
Ten Years Ended 6/30/05                  +3.39            +3.29

 * Maximum sales charge is 1%.

** Assuming maximum sales charge.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005



Performance Data (continued)                                  Insured Portfolio


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class A & Class B Shares

A line graph illustrating the growth of a $10,000 investment in Insured Portfolio++ Class A and Class B Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


Insured Portfolio++
Class A Shares*

Date                                             Value

June 1995                                      $ 9,600.00
June 1996                                      $10,104.00
June 1997                                      $10,857.00
June 1998                                      $11,688.00
June 1999                                      $11,855.00
June 2000                                      $11,965.00
June 2001                                      $13,132.00
June 2002                                      $14,005.00
June 2003                                      $15,232.00
June 2004                                      $15,248.00
June 2005                                      $16,540.00


Insured Portfolio++
Class B Shares*

Date                                             Value

June 1995                                      $10,000.00
June 1996                                      $10,471.00
June 1997                                      $11,181.00
June 1998                                      $11,990.00
June 1999                                      $12,085.00
June 2000                                      $12,151.00
June 2001                                      $13,251.00
June 2002                                      $14,079.00
June 2003                                      $15,235.00
June 2004                                      $15,155.00
June 2005                                      $16,357.00


Lehman Brothers Municipal Bond Index++++

Date                                             Value

June 1995                                      $10,000.00
June 1996                                      $10,664.00
June 1997                                      $11,544.00
June 1998                                      $12,544.00
June 1999                                      $12,890.00
June 2000                                      $13,309.00
June 2001                                      $14,638.00
June 2002                                      $15,650.00
June 2003                                      $17,018.00
June 2004                                      $17,147.00
June 2005                                      $18,559.00

   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ Insured Portfolio invests primarily in long-term, investment grade municipal bonds (bonds rated Baa or better) covered by portfolio insurance guaranteeing the timely payment of principal at maturity and interest.

++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

     Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/05                   +8.47%           +4.13%
Five Years Ended 6/30/05                 +6.68            +5.82
Ten Years Ended 6/30/05                  +5.59            +5.16

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 6/30/05                   +7.93%           +3.93%
Five Years Ended 6/30/05                 +6.12            +5.80
Ten Years Ended 6/30/05                  +5.04            +5.04

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005



Performance Data (continued)                                  Insured Portfolio


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class C & Class I Shares

A line graph illustrating the growth of a $10,000 investment in Insured Portfolio++ Class C and Class I Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


Insured Portfolio++
Class C Shares*

Date                                             Value

June 1995                                      $10,000.00
June 1996                                      $10,465.00
June 1997                                      $11,183.00
June 1998                                      $11,971.00
June 1999                                      $12,060.00
June 2000                                      $12,120.00
June 2001                                      $13,211.00
June 2002                                      $14,029.00
June 2003                                      $15,174.00
June 2004                                      $15,086.00
June 2005                                      $16,294.00


Insured Portfolio++
Class I Shares*

Date                                             Value

June 1995                                      $ 9,600.00
June 1996                                      $10,129.00
June 1997                                      $10,912.00
June 1998                                      $11,790.00
June 1999                                      $11,973.00
June 2000                                      $12,115.00
June 2001                                      $13,329.00
June 2002                                      $14,269.00
June 2003                                      $15,536.00
June 2004                                      $15,591.00
June 2005                                      $16,954.00


Lehman Brothers Municipal Bond Index++++

Date                                             Value

June 1995                                      $10,000.00
June 1996                                      $10,664.00
June 1997                                      $11,544.00
June 1998                                      $12,544.00
June 1999                                      $12,890.00
June 2000                                      $13,309.00
June 2001                                      $14,638.00
June 2002                                      $15,650.00
June 2003                                      $17,018.00
June 2004                                      $17,147.00
June 2005                                      $18,559.00

   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ Insured Portfolio invests primarily in long-term, investment grade municipal bonds (bonds rated Baa or better) covered by portfolio insurance guaranteeing the timely payment of principal at maturity and interest.

++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

     Past performance is not predictive of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 6/30/05                   +8.01%           +7.01%
Five Years Ended 6/30/05                 +6.09            +6.09
Ten Years Ended 6/30/05                  +5.00            +5.00

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 6/30/05                   +8.74%           +4.39%
Five Years Ended 6/30/05                 +6.95            +6.08
Ten Years Ended 6/30/05                  +5.85            +5.42

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005



Performance Data (continued)                                 National Portfolio


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class A & Class B Shares

A line graph illustrating the growth of a $10,000 investment in National Portfolio++ Class A and Class B Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


National Portfolio++
Class A Shares*

Date                                             Value

June 1995                                      $ 9,600.00
June 1996                                      $10,245.00
June 1997                                      $11,122.00
June 1998                                      $12,011.00
June 1999                                      $12,134.00
June 2000                                      $12,183.00
June 2001                                      $13,408.00
June 2002                                      $14,311.00
June 2003                                      $15,452.00
June 2004                                      $15,858.00
June 2005                                      $17,241.00


National Portfolio++
Class B Shares*

Date                                             Value

June 1995                                      $10,000.00
June 1996                                      $10,617.00
June 1997                                      $11,458.00
June 1998                                      $12,322.00
June 1999                                      $12,386.00
June 2000                                      $12,371.00
June 2001                                      $13,547.00
June 2002                                      $14,386.00
June 2003                                      $15,455.00
June 2004                                      $15,781.00
June 2005                                      $17,071.00


Lehman Brothers Municipal Bond Index++++

Date                                             Value

June 1995                                      $10,000.00
June 1996                                      $10,664.00
June 1997                                      $11,544.00
June 1998                                      $12,544.00
June 1999                                      $12,890.00
June 2000                                      $13,309.00
June 2001                                      $14,638.00
June 2002                                      $15,650.00
June 2003                                      $17,018.00
June 2004                                      $17,147.00
June 2005                                      $18,559.00

   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ National Portfolio invests primarily in long-term municipal bonds rated in any rating category.

++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

     Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/05                   +8.73%           +4.38%
Five Years Ended 6/30/05                 +7.19            +6.32
Ten Years Ended 6/30/05                  +6.03            +5.60

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 6/30/05                   +8.18%           +4.18%
Five Years Ended 6/30/05                 +6.65            +6.34
Ten Years Ended 6/30/05                  +5.49            +5.49

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005



Performance Data (concluded)                                 National Portfolio


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class C & Class I Shares

A line graph illustrating the growth of a $10,000 investment in National Portfolio++ Class C and Class I Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


National Portfolio++
Class C Shares*

Date                                             Value

June 1995                                      $10,000.00
June 1996                                      $10,601.00
June 1997                                      $11,446.00
June 1998                                      $12,303.00
June 1999                                      $12,361.00
June 2000                                      $12,341.00
June 2001                                      $13,494.00
June 2002                                      $14,323.00
June 2003                                      $15,394.00
June 2004                                      $15,711.00
June 2005                                      $16,971.00


National Portfolio++
Class I Shares*

Date                                             Value

June 1995                                      $ 9,600.00
June 1996                                      $10,271.00
June 1997                                      $11,178.00
June 1998                                      $12,113.00
June 1999                                      $12,268.00
June 2000                                      $12,335.00
June 2001                                      $13,610.00
June 2002                                      $14,562.00
June 2003                                      $15,776.00
June 2004                                      $16,230.00
June 2005                                      $17,674.00


Lehman Brothers Municipal Bond Index++++

Date                                             Value

June 1995                                      $10,000.00
June 1996                                      $10,664.00
June 1997                                      $11,544.00
June 1998                                      $12,544.00
June 1999                                      $12,890.00
June 2000                                      $13,309.00
June 2001                                      $14,638.00
June 2002                                      $15,650.00
June 2003                                      $17,018.00
June 2004                                      $17,147.00
June 2005                                      $18,559.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ National Portfolio invests primarily in long-term municipal bonds rated in any rating category.

++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

     Past performance is not predictive of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 6/30/05                   +8.02%           +7.02%
Five Years Ended 6/30/05                 +6.57            +6.57
Ten Years Ended 6/30/05                  +5.43            +5.43

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 6/30/05                   +8.89%           +4.54%
Five Years Ended 6/30/05                 +7.45            +6.58
Ten Years Ended 6/30/05                  +6.29            +5.86

 * Maximum sales charge is 4%.

 ** Assuming maximum sales charge.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Portfolio Information as of June 30, 2005


Distribution by Market Sector



                                               Percent of
                                                 Total
Short Term Portfolio                          Investments

Other Revenue Bonds                               57.6%
General Obligation Bonds                          39.1
Prerefunded Bonds                                  3.3



                                               Percent of
                                                 Total
Insured Portfolio                             Investments

Other Revenue Bonds                               66.1%
General Obligation Bonds                          25.7
Prerefunded Bonds                                  8.2


                                               Percent of
                                                 Total
National Portfolio                            Investments

Other Revenue Bonds                               60.8%
General Obligation Bonds                          22.8
Prerefunded Bonds                                 16.4



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table of each Portfolio provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table of each Portfolio provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  Expenses Paid
                                                          Beginning              Ending         During the Period*
                                                        Account Value        Account Value       January 1, 2005
                                                          January 1,            June 30,           to June 30,
Short Term Portfolio                                         2005                 2005                 2005
Actual

Class A                                                     $1,000             $1,005.90              $2.61
Class B                                                     $1,000             $1,005.60              $3.89
Class C                                                     $1,000             $1,004.60              $3.83
Class I                                                     $1,000             $1,006.30              $2.12

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000             $1,021.92              $2.63
Class B                                                     $1,000             $1,020.65              $3.91
Class C                                                     $1,000             $1,020.70              $3.86
Class I                                                     $1,000             $1,022.41              $2.13

 * For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class
   (.53% for Class A, .79% for Class B, .78% for Class C and .43% for Class I), multiplied by the average account value over the period, multiplied by 179/365.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Disclosure of Expenses (concluded)
                                                                                                  Expenses Paid
                                                          Beginning              Ending         During the Period*
                                                        Account Value        Account Value       January 1, 2005
                                                          January 1,            June 30,           to June 30,
Insured Portfolio                                            2005                 2005                 2005
Actual

Class A                                                     $1,000             $1,031.00              $3.54
Class B                                                     $1,000             $1,027.10              $6.06
Class C                                                     $1,000             $1,028.20              $6.32
Class I                                                     $1,000             $1,030.90              $2.29

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000             $1,021.04              $3.52
Class B                                                     $1,000             $1,018.54              $6.04
Class C                                                     $1,000             $1,018.29              $6.29
Class I                                                     $1,000             $1,022.26              $2.28

 * For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class
   (.71% for Class A, 1.22% for Class B, 1.27% for Class C and .46% for Class I), multiplied by the average account value over the period, multiplied by 179/365.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


                                                                                                  Expenses Paid
                                                          Beginning              Ending         During the Period*
                                                        Account Value        Account Value       January 1, 2005
                                                         January 1,             June 30,           to June 30,
National Portfolio                                           2005                 2005                 2005
Actual

Class A                                                     $1,000             $1,034.70              $4.19
Class B                                                     $1,000             $1,032.10              $6.68
Class C                                                     $1,000             $1,031.80              $6.97
Class I                                                     $1,000             $1,035.90              $2.95

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000             $1,020.40              $4.16
Class B                                                     $1,000             $1,017.95              $6.63
Class C                                                     $1,000             $1,017.65              $6.93
Class I                                                     $1,000             $1,021.63              $2.92

 * For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class
   (.84% for Class A, 1.34% for Class B, 1.40% for Class C and .59% for Class I), multiplied by the average account value over the period, multiplied by 179/365.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Schedule of Investments                                                                 Short Term Portfolio       (In Thousands)
                          Face
State                     Amount     Municipal Bonds                                                                        Value
Alaska--0.5%              $ 2,150    Alaska Student Loan Corporation, Capital Project Revenue Bonds, Series A,
                                     5% due 1/01/2008 (e)                                                               $   2,259

Arizona--2.3%              10,070    Salt River Project, Arizona, Agriculture Improvement and Power District,
                                     Electric System Revenue Refunding Bonds (Salt River Project), Series D, 5%
                                     due 1/01/2007                                                                         10,409

Arkansas--0.5%              2,115    Fayetteville, Arkansas, Sales and Use Tax Capital Improvement, Special
                                     Assessment Bonds, 4% due 12/01/2006                                                    2,154

Connecticut--1.7%           2,700    Connecticut State, GO, Refunding, Series C, 4% due 12/15/2005                          2,717
                            5,000    Connecticut State, Special Tax Obligation Revenue Bonds (Transportation
                                     Infrastructure), Series A, 5.75% due 6/01/2006 (a)(f)                                  5,192

Delaware--2.1%                       Delaware State, GO, Series A:
                            4,125        5% due 1/01/2006                                                                   4,175
                            5,190        5% due 1/01/2008                                                                   5,474

Florida--5.4%               3,690    Collier County, Florida, Limited, GO (Conservation Collier Program), Series A,
                                     5% due 1/01/2007 (c)                                                                   3,814
                           10,000    Florida State Board of Education, GO (Public Education Capital Outlay),
                                     Refunding, Series B, 5% due 6/01/2007                                                 10,421
                            2,500    Florida State Board of Education, Lottery Revenue Bonds, Series B, 5.25% due
                                     7/01/2005 (f)                                                                          2,500
                            2,860    Florida State Turnpike Authority, Turnpike Revenue Refunding Bonds (Department
                                     of Transportation), Series A, 5.25% due 7/01/2008 (e)                                  3,056
                              400    Hillsborough County, Florida, Aviation Authority Revenue Refunding Bonds (Tampa
                                     International Airport), AMT, Series A, 5% due 10/01/2005 (c)                             402
                            4,365    Saint John's River Management District, Florida, Land Acquisition Revenue
                                     Refunding Bonds, 4.50% due 7/01/2007 (e)                                               4,511

Georgia--4.4%               5,000    Cobb County, Georgia, GO, TAN, 3.50% due 12/30/2005                                    5,021
                            5,000    Coweta County, Georgia, School District, GO, Sales Tax, 4.50% due 8/01/2005            5,008
                            6,225    Georgia Municipal Electric Authority, Power Revenue Refunding Bonds, Series
                                     DD, 7% due 1/01/2008 (d)(g)                                                            6,830
                            2,550    Georgia State, GO, Refunding, Series A, 6.25% due 3/01/2006                            2,611
                            1,000    Gwinnett County, Georgia, School District, GO, Refunding, 4.50% due 2/01/2006          1,011

Illinois--6.0%             12,500    Chicago, Illinois, O'Hare International Airport, Revenue Refunding Bonds,
                                     Third Lien, Series A, 5% due 1/01/2008 (d)                                            13,123
                            4,950    Illinois State, GO, Series A, 5% due 3/01/2009                                         5,294
                            3,740    Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax
                                     Revenue Refunding Bonds, Series A, 6% due 12/15/2006 (c)                               3,914
                            5,000    Naperville, Illinois, IDR (General Motors Corporation), Refunding, VRDN, 4.35%
                                     due 12/01/2012 (b)                                                                     5,000

Indiana--3.2%              10,000    Indiana Health Facilities Financing Authority, Subordinate Credit Group Revenue
                                     Bonds (Ascension Health), Series A, 5% due 5/01/2008                                  10,513
                            4,300    Indiana State Development Finance Authority, PCR, Refunding (Southern Indiana
                                     Gas & Electric), AMT, Series C, 5% due 3/01/2030                                       4,342

Iowa--0.9%                  4,000    Iowa Finance Authority, State Revolving Fund, Revenue Refunding Bonds, 5% due
                                     8/01/2008                                                                              4,255

Louisiana--2.2%            10,000    Louisiana HFA, S/F Mortgage Revenue Refunding Bonds, VRDN, AMT, 3.864% due
                                     4/30/2007 (b)                                                                         10,000

Michigan--0.9%                       Michigan State Hospital Finance Authority, Revenue Refunding Bonds (Oakwood
                                     Obligated Group):
                            2,000        5% due 11/01/2005                                                                  2,014
                            2,000        5% due 11/01/2006                                                                  2,051

Minnesota--2.6%             5,195    Minneapolis, Minnesota, GO, Refunding, Series A, 5% due 3/01/2009                      5,578
                            3,235    Minneapolis-St. Paul Metropolitan Area Council, Minnesota, Transit, GO,
                                     Refunding, Series B, 5% due 2/01/2007                                                  3,351
                            2,890    Minneapolis-St. Paul Metropolitan Area Council, Minnesota, Waste Water, GO,
                                     Refunding, Series B, 5% due 5/01/2008                                                  3,061



Portfolio Abbreviations


To simplify the listings of Merrill Lynch Municipal Bond Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
BAN        Bond Anticipation Notes
CARS       Complementary Auction Rate Securities
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Boards
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RAW        Revenue Anticipation Warrants
RIB        Residual Interest Bonds
S/F        Single-Family
TAN        Tax Anticipation Notes
TRAN       Tax Revenue Anticipation Notes
VRDN       Variable Rate Demand Notes



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Schedule of Investments (continued)                                                     Short Term Portfolio       (In Thousands)
                          Face
State                     Amount     Municipal Bonds                                                                        Value
Missouri--2.9%            $ 3,980    Kansas City, Missouri, Passenger Facility Charge Revenue Bonds, AMT, 5% due
                                     4/01/2007 (c)                                                                      $   4,117
                            4,000    Kansas City, Missouri, School District, Building Revenue Refunding Bonds,
                                     Series A, 5% due 2/01/2006 (f)                                                         4,055
                            5,000    Missouri State Public Utilities Commission, Interim Construction Notes,
                                     2.75% due 10/01/2005                                                                   5,002

Nebraska--1.6%              7,000    Nebraska Public Power District, General Revenue Refunding Bonds, Series B-2,
                                     5% due 1/01/2009 (f)                                                                   7,477

Nevada--1.9%                5,825    Las Vegas Valley Water District, Nevada, GO, Refunding, Series B, 4% due
                                     6/01/2007                                                                              5,958
                            2,430    Nevada State, Capital Improvement, GO, Refunding, Series A, 5% due 2/01/2009           2,595

New Jersey--5.2%           14,000    New Jersey EDA, Market Transition Facility, Senior Lien Revenue Refunding
                                     Bonds, Series A, 6% due 7/01/2007 (d)                                                 14,869
                            3,375    New Jersey State, GO, Refunding, Series M, 5% due 7/15/2007 (c)                        3,523
                            5,000    New Jersey State Transit Corporation, COP, 6.50% due 4/01/2007 (a)(e)                  5,370

New Mexico--2.2%           10,000    San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Subordinate
                                     Series A, 2.50% due 8/15/2005                                                          9,997

New York--7.2%              9,800    Long Island Power Authority, New York, Electric System Revenue Refunding
                                     Bonds, Series A, 6% due 12/01/2007 (c)                                                10,527
                            7,500    Monroe County, New York, BAN, 4% due 7/28/2005                                         7,504
                                     New York City, New York, GO:
                            3,910        Series J,  5% due 3/01/2008                                                        4,112
                            3,645        Series M, 4% due 4/01/2008                                                         3,743
                                     New York City, New York, GO, Refunding, Series G:
                            2,375        5% due 8/01/2005 (g)                                                               2,380
                            4,625        5% due 8/01/2005                                                                   4,634

North Carolina--1.1%        5,000    North Carolina State, Public School Building, GO, 4.60% due 4/01/2006                  5,075

Ohio--1.0%                  4,500    Ohio State Water Development Authority, Water Pollution Control, Revenue
                                     Refunding Bonds, Series A, 3.35% due 6/01/2033                                         4,502

Oklahoma--1.2%              3,040    Oklahoma City, Oklahoma, Airport Trust Revenue Refunding Bonds, Junior Lien,
                                     AMT, 28th Series, 4% due 7/01/2005 (d)                                                 3,040
                            2,500    Oklahoma Development Finance Authority Revenue Bonds (Conoco Project), VRDN,
                                     AMT, Series B, 2.45% due 8/01/2037 (b)                                                 2,500

Oregon--0.5%                2,385    Tri-County, Oregon, Metropolitan Transportation District Revenue Bonds, Series
                                     A, 5.25% due 8/01/2005 (g)                                                             2,391

Pennsylvania--3.2%          9,620    Allegheny County, Pennsylvania, Port Authority, Subordinate Lien Special
                                     Revenue Transportation Bonds, 5.375% due 6/01/2006 (d)                                 9,857
                            3,000    Midway Sewerage Authority, Pennsylvania, Revenue Notes, 2% due 12/01/2005              2,989
                            2,000    Pennsylvania State, GO, First Series, 5% due 1/01/2008 (d)                             2,107

Rhode Island--0.5%          2,500    Rhode Island Housing and Mortgage Finance Corporation, Homeowner Opportunity
                                     Revenue Bonds, AMT, Series 41-C, 3.375% due 11/01/2005                                 2,503

Tennessee--2.1%             3,815    Hamilton County, Tennessee, GO, Refunding, 4% due 10/01/2005 (f)                       3,828
                            5,830    Metropolitan Government of Nashville and Davidson County, Tennessee, GO,
                                     Refunding, Series B, 4% due 1/01/2007                                                  5,941

Texas--19.0%                9,080    Brazos River Authority, Texas, PCR, Refunding (Utilities Electric Company),
                                     AMT, Series B, 5.05% due 6/19/2006                                                     9,228
                            3,205    Corpus Christi, Texas, GO (General Improvement), Refunding, Series A, 5% due
                                     3/01/2006 (e)                                                                          3,254
                            1,250    Dallas County, Texas, Community College District, GO (Maintenance Tax Notes),
                                     5% due 2/15/2008                                                                       1,316
                            4,500    El Paso, Texas, GO, 5.75% due 8/15/2007 (a)(e)                                         4,777
                            8,180    Gulf Coast Waste Disposal Authority, Texas, PCR (Amoco Oil Company Project),
                                     2% due 10/01/2006                                                                      8,081
                            5,000    Lower Colorado River Authority, Texas, Revenue Refunding Bonds, Series B, 6%
                                     due 5/15/2007 (e)                                                                      5,291
                           14,000    Matagorda County, Texas, Navigation District No. 1, PCR (Central Power and
                                     Light Company), Refunding, Series A, 4.55% due 11/01/2006                             14,250
                            3,885    Tarrant Regional Water District, Texas, Water Improvement Revenue Refunding
                                     Bonds, 5% due 3/01/2009 (e)                                                            4,153
                           10,025    Texas Public Finance Authority, Capital Appreciation Building Revenue Refunding
                                     Bonds, 2.45%* due 8/01/2006 (d)(g)                                                     9,733
                            4,300    Texas State, GO, Refunding, Series A, 8% due 10/01/2007                                4,783
                           12,000    Texas State Turnpike Authority, Central Texas Turnpike System Revenue Bonds,
                                     Second Tier, BAN, 5% due 6/01/2008                                                    12,696
                           10,000    Weatherford, Texas, Independent School District, GO, Series A, 2.50% due
                                     2/01/2035                                                                              9,999

Utah--1.6%                  7,000    Intermountain Power Agency, Utah, Power Supply Revenue Refunding Bonds, Series
                                     A, 5% due 7/01/2007 (d)                                                                7,301


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Schedule of Investments (concluded)                                                     Short Term Portfolio       (In Thousands)
                          Face
State                     Amount     Municipal Bonds                                                                        Value
Virginia--5.7%            $ 6,875    Louisa, Virginia, IDA, Solid Waste and Sewer Disposal Revenue Bonds (Virginia
                                     Electric and Power Company Project), AMT, Series A, 2.35% due 4/01/2007            $   6,738
                            4,490    Virginia Beach, Virginia, Development Authority, Public Facility Revenue
                                     Refunding Bonds, Series A, 5% due 5/01/2007                                            4,673
                            3,900    Virginia State Public School Authority, School Financing, GO, Series B, 4%
                                     due 8/01/2005                                                                          3,905
                                     Virginia State Public School Authority, School Financing Revenue Bonds:
                            5,660        Series C, 5% due 8/01/2007                                                         5,921
                            4,635        Series D, 5% due 2/01/2008                                                         4,888

Washington--8.4%           11,500    Energy Northwest, Washington, Electric Revenue Refunding Bonds (Columbia
                                     Generating Station), Series A, 5.25% due 7/01/2008                                    12,258
                            3,345    King County, Washington, GO, Refunding, 5% due 12/01/2005                              3,378
                            5,000    Washington State, GO (Motor Vehicle Fuel Tax), Refunding, Series R, 4.50%
                                     due 1/01/2009 (d)                                                                      5,254
                            5,075    Washington State, GO (Motor Vehicle Fuel Tax), Series B, 5% due 7/01/2007 (f)          5,294
                            7,195    Washington State, GO, Series B and AT-7, 6.10% due 6/01/2006                           7,416
                            5,000    Washington State Public Power Supply System, Revenue Refunding Bonds (Nuclear
                                     Project Number 1), Series A, 6% due 7/01/2005 (c)                                      5,000

Wisconsin--0.9%             4,250    Franklin, Wisconsin, Solid Waste Disposal, Revenue Bonds, 3.625% due 5/01/2006         4,247

Puerto Rico--1.1%           5,000    Puerto Rico Commonwealth Highway and Transportation Authority, Highway Revenue
                                     Refunding Bonds, Series AA, 5% due 7/01/2006                                           5,106

                                     Total Municipal Bonds (Cost--$459,961)--100.0%                                       459,597

                           Shares
                             Held    Short-Term Securities
                                4    Merrill Lynch Institutional Tax-Exempt Fund (h)                                            4

                                     Total Short-Term Securities (Cost--$4)--0.0%                                               4

                          Total Investments (Cost--$459,965**)--100.0%                                                    459,601
                          Liabilities in Excess of Other Assets--0.0%                                                        (80)
                                                                                                                        ---------
                          Net Assets--100.0%                                                                            $ 459,521
                                                                                                                        =========

  * Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

 ** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

                                                     (in Thousands)

    Aggregate cost                                   $      459,965
                                                     ==============
    Gross unrealized appreciation                    $          516
    Gross unrealized depreciation                             (880)
                                                     --------------
    Net unrealized depreciation                      $        (364)
                                                     ==============

(a) Prerefunded.

(b) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect.
    This rate changes periodically based upon prevailing market rates.

(c) AMBAC Insured.

(d) MBIA Insured.

(e) FSA Insured.

(f) FGIC Insured.

(g) Escrowed to maturity.

(h) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                     (in Thousands)

                                            Net            Dividend
    Affiliate                             Activity           Income

    Merrill Lynch Institutional
    Tax-Exempt Fund                       (16,810)             $435

    See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Schedule of Investments                                                                    Insured Portfolio       (In Thousands)

                          Face
State                     Amount     Municipal Bonds                                                                        Value
Alabama--2.3%                        Alabama Water Pollution Control Authority Revenue Bonds (b):
                          $ 3,020        5.75% due 8/15/2018                                                           $    3,354
                            1,585        Revolving Fund Loan, Series A, 6.75% due 8/15/2005 (a)                             1,593
                           10,000    Lauderdale County and Florence, Alabama, Health Care Authority, Revenue
                                     Refunding Bonds (Coffee Health Group), Series A, 6% due 7/01/2029 (e)                 11,262
                            7,000    University of Alabama, University Revenue Bonds (Birmingham), 6% due
                                     10/01/2020 (g)                                                                         7,758

Arkansas--1.2%                       University of Arkansas, University Revenue Bonds (Various Facility, Fayetteville
                                     Campus) (g):
                            6,060        5.50% due 12/01/2012 (a)                                                           6,912
                            5,000        5% due 12/01/2027                                                                  5,285

California--19.8%          10,680    California Pollution Control Financing Authority, PCR, Refunding, DRIVERS, AMT,
                                     Series 878Z, 7.566% due 12/01/2009 (e)(j)                                             12,754
                            2,075    California State Department of Veteran Affairs, Home Purpose Revenue Refunding
                                     Bonds, Series A, 5.35% due 12/01/2027 (b)                                              2,207
                                     California State, Department of Water Resources, Power Supply Revenue Bonds,
                                     Series A:
                           12,000        5.375% due 5/01/2017 (k)                                                          13,305
                           10,250        5.375% due 5/01/2021 (e)                                                          11,450
                            6,385        5.375% due 5/01/2022 (e)                                                           7,133
                                     East Side Union High School District, California, Santa Clara County, GO
                                     (Election of 2002), Series D (k):
                            1,375        5% due 8/01/2016                                                                   1,517
                            2,795        5% due 8/01/2017                                                                   3,068
                            3,480        5% due 8/01/2022                                                                   3,746
                                     Golden State Tobacco Securitization Corporation of California, Tobacco
                                     Settlement Revenue Bonds, Series B (g):
                           23,200        5.375% due 6/01/2028                                                              24,868
                            5,000        5.50% due 6/01/2033                                                                5,544
                                     Industry, California, Urban Development Agency, Tax Allocation Bonds,
                                     Series 1-B (e):
                            5,645        5% due 5/01/2020                                                                   5,962
                            6,000        5% due 5/01/2021                                                                   6,344
                            5,000    Los Angeles, California, GO, Series A, 5% due 9/01/2019 (e)                            5,427
                                     Los Angeles, California, Unified School District, GO:
                           24,465        (Election of 1997), Series F, 5% due 1/01/2028 (g)                                26,126
                           13,780        Series A, 5% due 1/01/2028 (e)                                                    14,716
                            8,965    Modesto, California, Schools Infrastructure Financing Agency, Special Tax
                                     Bonds, 5.50% due 9/01/2036 (b)                                                        10,030
                           12,040    Mount Diablo, California, Unified School District, GO (Election of 2002), 5%
                                     due 7/01/2027 (g)                                                                     12,824
                            6,440    Palm Springs, California, Financing Authority, Lease Revenue Refunding Bonds
                                     (Convention Center Project), Series A, 5.50% due 11/01/2035 (e)                        7,276
                           11,685    Rialto, California, Unified School District, GO, Series A, 6.24%* due 6/01/2025 (g)    4,704
                            5,000    Roseville, California, Joint Union High School District, GO (Election of 2004),
                                     Series A, 5% due 8/01/2029 (g)                                                         5,354
                            5,075    Sacramento, California, Unified School District, GO (Election of 1999), Series B,
                                     5% due 7/01/2026 (g)                                                                   5,366
                            3,700    San Jose, California, GO (Libraries, Parks and Public Safety Projects), 5% due
                                     9/01/2030 (e)                                                                          3,940
                            2,755    Tahoe Truckee, California, Unified School District, GO (School Facilities
                                     Improvement District Number 2), Series A, 5.25% due 8/01/2029 (e)                      2,999
                            9,330    Tustin, California, Unified School District, Senior Lien Special Tax Bonds
                                     (Community Facilities District No. 97-1), Series A, 5% due 9/01/2038 (i)               9,764

Colorado--5.6%             19,250    Aurora, Colorado, COP, 6% due 12/01/2025 (b)                                          21,556
                           31,160    Denver, Colorado, City and County Airport Revenue Refunding Bonds, RIB, Series
                                     153, 8.811% due 11/15/2025 (e)(j)                                                     32,974
                            4,000    Logan County, Colorado, Justice Center Finance Corporation, COP, 5.50% due
                                     12/01/2020 (e)                                                                         4,425

Connecticut--0.7%                    Hartford, Connecticut, GO, Refunding, Series D (e):
                            1,300        5% due 9/01/2017                                                                   1,447
                            1,105        5% due 9/01/2018                                                                   1,224
                            1,700        5% due 9/01/2021                                                                   1,855
                            2,670    New Haven, Connecticut, GO, Refunding, Series A, 5% due 9/01/2015 (e)                  2,996

Florida--1.9%               5,500    Dade County, Florida, Water and Sewer System Revenue Bonds, 5.25% due
                                     10/01/2026 (g)                                                                         5,793
                            1,605    Escambia County, Florida, Health Facilities Authority, Health Facility Revenue
                                     Bonds (Florida Health Care Facility Loan), 5.95% due 7/01/2020 (b)                     1,619
                            9,425    Jacksonville Electric Authority, Florida, Water and Sewer System Revenue Bonds,
                                     Series C, 5% due 10/01/2039 (i)                                                        9,711
                            2,240    West Coast Regional Water Supply Authority, Florida, Capital Improvement Revenue
                                     Bonds, 10.40% due 10/01/2010 (a)(b)                                                    2,698

Georgia--3.7%                        Georgia Municipal Electric Authority, Power Revenue Refunding Bonds (b):
                           20,000        Series EE, 7% due 1/01/2025                                                       27,669
                               90        Series Y, 6.40% due 1/01/2011 (a)                                                    105
                              490        Series Y, 6.40% due 1/01/2013 (c)                                                    572
                            8,420        Series Y, 6.40% due 1/01/2013                                                      9,860


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Schedule of Investments (continued)                                                        Insured Portfolio       (In Thousands)
                          Face
State                     Amount     Municipal Bonds                                                                        Value
Hawaii--1.0%              $ 9,630    Honolulu, Hawaii, City and County GO, Refunding, Series A, 5% due 7/01/2022 (e)   $   10,426

Illinois--1.8%              8,845    Chicago, Illinois, O'Hare International Airport Revenue Bonds, DRIVERS, AMT,
                                     Series 845-Z, 9.108% due 1/01/2012 (e)(j)(k)                                          11,333
                            6,800    Illinois State, GO, 5.75% due 5/01/2021 (e)                                            7,095

Kansas--0.5%                5,145    Manhattan, Kansas, Hospital Revenue Bonds (Mercy Health Center), 5.50% due
                                     8/15/2020 (i)                                                                          5,663

Louisiana--0.3%             2,535    Louisiana Public Facilities Authority, Mortgage Revenue Refunding Bonds (Baton
                                     Rouge General Medical Center Project), 5.25% due 7/01/2033 (d)(e)                      2,705

Maryland--0.6%              4,400    Maryland State Health and Higher Educational Facilities Authority Revenue Bonds
                                     (University of Maryland Medical System), Series B, 7% due 7/01/2022 (g)                5,880

Massachusetts--4.0%         7,250    Massachusetts State Development Finance Agency, Revenue Bonds (Williston Northampton
                                     School Project), 5% due 10/01/2037 (k)                                                 7,691
                            4,000    Massachusetts State, HFA, Rental Housing Mortgage Revenue Bonds, AMT, Series C,
                                     5.60% due 1/01/2045 (i)                                                                4,273
                           27,000    Massachusetts State Special Obligation Dedicated Tax Revenue Bonds, 5.25% due
                                     1/01/2014 (a)(g)                                                                      30,259

Michigan--2.1%              4,305    Michigan State, HDA, Rental Housing Revenue Refunding Bonds, Series B, 6.15%
                                     due 10/01/2015 (e)                                                                     4,397
                                     Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds:
                            6,170        DRIVERS, AMT, Series 858Z, 7.867% due 12/01/2011 (j)(k)                            7,252
                           10,000        (Detroit Edison Company), Series AA, 6.40% due 9/01/2025 (e)                      10,256

Minnesota--1.5%             5,860    Delano, Minnesota, Independent School District Number 879, GO, Series A, 5.875%
                                     due 2/01/2025 (i)                                                                      6,538
                                     Sauk Rapids, Minnesota, Independent School District Number 047, GO, Series A (e):
                            3,735        5.65% due 2/01/2020                                                                4,129
                            4,440        5.70% due 2/01/2021                                                                4,924

Mississippi--1.2%           1,320    Harrison County, Mississippi, Wastewater Management District Revenue Refunding
                                     Bonds (Wastewater Treatment Facilities), Series A, 8.50% due 2/01/2013 (g)             1,754
                           10,000    Mississippi Hospital Equipment and Facilities Authority Revenue Bonds (Forrest
                                     County General Hospital Project), 6% due 1/01/2030 (i)                                11,207

Missouri--2.2%                       Kansas City, Missouri, Airport Revenue Refunding and Improvement Bonds,
                                     Series A (e):
                           12,990        5.50% due 9/01/2013                                                               13,874
                            9,000        5.50% due 9/01/2014                                                                9,613

Nevada--6.4%                         Clark County, Nevada, IDR, AMT, Series A:
                           10,000        (Power Company Project), Series A, 6.70% due 6/01/2022 (g)                        10,163
                            9,575        (Southwest Gas Corporation Project), Series A, 5.25% due 7/01/2034 (b)            10,195
                           45,000    Washoe County, Nevada, Water Facility Revenue Bonds (Sierra Pacific Power Company),
                                     AMT, 6.65% due 6/01/2017 (e)                                                          46,664

New Jersey--6.1%            6,810    Cape May County, New Jersey, Industrial Pollution Control Financing Authority,
                                     Revenue Refunding Bonds (Atlantic City Electric Company Project), Series A, 6.80%
                                     due 3/01/2021 (e)                                                                      9,031
                                     Garden State Preservation Trust of New Jersey, Open Space and Farmland Preservation
                                     Revenue Bonds, Series A (i)(m):
                            3,125        5.80% due 11/01/2021                                                               3,599
                            8,310        5.80% due 11/01/2022                                                               9,525
                            4,340        5.80% due 11/01/2023                                                               4,957
                           16,500    Garden State Preservation Trust of New Jersey, Revenue Bonds, Series B, 5.17%*
                                     due 11/01/2024 (i)                                                                     7,019
                           23,000    New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series A, 5.25% due
                                     7/01/2033 (e)                                                                         25,137
                            4,000    New Jersey EDA, School Facility Construction, Revenue Refunding Bonds, Series K,
                                     5.25% due 12/15/2017 (g)                                                               4,522

New York--15.6%                      Metropolitan Transportation Authority, New York, Revenue Bonds, Series B:
                           10,000        5% due 11/15/2030 (b)                                                             10,780
                           13,500        5% due 11/15/2035 (e)                                                             14,530
                            8,415    New York City, New York, City Municipal Water Finance Authority, Water and Sewer
                                     System Revenue Bonds, Series B, 5.75% due 6/15/2006 (a)(e)                             8,752
                           15,735    New York City, New York, City Municipal Water Finance Authority, Water and Sewer
                                     System, Revenue Refunding Bonds, Series B, 5.75% due 6/15/2026 (e)                    16,347
                                     New York City, New York, GO:
                           11,500        Series C, 5.625% due 3/15/2018 (k)                                                12,891
                           21,000        Series I, 6% due 4/15/2007 (i)                                                    22,345
                            5,155    New York City, New York, GO, Refunding, Series G, 5.75% due 2/01/2006 (i)              5,319
                           11,600    New York City, New York, Sales Tax Asset Receivable Corporation Revenue Bonds,
                                     Series A, 5.25% due 10/15/2027 (b)                                                    12,829


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Schedule of Investments (continued)                                                        Insured Portfolio       (In Thousands)
                          Face
State                     Amount     Municipal Bonds                                                                        Value
New York                             New York State Dormitory Authority, Mental Health Revenue Refunding Bonds,
(concluded)                          Series A (e):
                          $   245        5.75% due 2/15/2007 (a)                                                       $      262
                              120        5.75% due 8/15/2022                                                                  127
                                     New York State Dormitory Authority, Non-State Supported Debt, Revenue Refunding
                                     Bonds (School Districts Bond Financing Program), Series B (e):
                            3,665        5% due 10/01/2025                                                                  3,955
                            3,925        5% due 10/01/2034                                                                  4,218
                            9,190    New York State Dormitory Authority Revenue Bonds (School Districts Financing
                                     Program), Series D, 5.25% due 10/01/2023 (e)                                          10,082
                            9,110    New York State Urban Development Corporation, Personal Income Tax Revenue Bonds
                                     (State Facilities), Series A-1, 5.25% due 3/15/2034 (g)                                9,919
                                5    Niagara Falls, New York, GO, Public Improvement, 6.90% due 3/01/2024 (a)(e)                5
                           22,500    Tobacco Settlement Financing Corporation of New York Revenue Bonds, Series A-1,
                                     5.25% due 6/01/2022 (b)                                                               24,568
                                     West Islip, New York, Union Free School District, GO, Refunding (i):
                            1,535        5% due 10/01/2015                                                                  1,721
                            4,120        5% due 10/01/2016                                                                  4,599

North Carolina--0.3%        3,370    North Carolina HFA, Home Ownership Revenue Bonds, AMT, Series 14-A, 5.35% due
                                     1/01/2022 (b)                                                                          3,519

North Dakota--0.8%          3,480    North Dakota State, HFA, Revenue Bonds (Housing Finance Program), Series C,
                                     5.30% due 7/01/2022 (b)                                                                3,612
                            4,370    Oliver County, North Dakota, PCR, Refunding (Square Butte Electric Cooperative),
                                     Series A, 5.30% due 1/01/2027 (b)                                                      4,668

Oklahoma--0.7%                       Oklahoma State Industries Authority, Health System Revenue Refunding Bonds
                                     (Integris Obligated Group), Series A (e):
                            2,680        6.25% due 8/15/2009 (a)                                                            3,041
                            3,705        6.25% due 8/15/2016                                                                4,163

Oregon--1.4%                8,700    Oregon State Department, Administrative Services, COP, Series A, 6.25% due
                                     5/01/2010 (a)(b)                                                                      10,019
                            3,865    Port of Portland, Oregon, Airport Revenue Refunding Bonds (Portland International
                                     Airport), AMT, Series 7-B, 7.10% due 1/01/2012 (a)(e)                                  4,643

Pennsylvania--3.6%         11,500    Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania Power and Light
                                     Utilities Corporation Project), 4.75% due 2/15/2027 (g)                               11,886
                            5,000    Pennsylvania HFA, S/F Revenue Bonds, AMT, Series 72A, 5.25% due 4/01/2021 (e)          5,181
                            2,035    Pennsylvania State Higher Educational Facilities Authority, Revenue Bonds
                                     (Slippery Rock University Foundation, Inc.), Series A, 5% due 7/01/2019 (k)            2,217
                            5,000    Pennsylvania State Turnpike Commission, Turnpike Revenue Refunding Bonds,
                                     Series T, 5.50% due 12/01/2013 (g)                                                     5,749
                            6,000    Philadelphia, Pennsylvania, Gas Works Revenue Bonds, 12th Series B, 7% due
                                     5/15/2020 (c)(e)                                                                       7,421
                            4,420    Philadelphia, Pennsylvania, Redevelopment Authority Revenue Bonds (Neighborhood
                                     Transformation), Series A, 5.50% due 4/15/2020 (g)                                     4,888

Rhode Island--0.8%          6,815    Rhode Island State Economic Development Corporation, Airport Revenue Bonds,
                                     Series B, 6% due 7/01/2010 (a)(g)                                                      7,796

South Carolina--0.4%        4,200    South Carolina State Public Service Authority Revenue Refunding Bonds, Series A,
                                     6.25% due 1/01/2006 (b)                                                                4,359

Texas--3.9%                17,975    Dallas-Fort Worth, Texas, International Airport Revenue Bonds, DRIVERS, AMT,
                                     Series 202, 9.113% due 11/01/2028 (g)(j)                                              21,272
                                     El Paso, Texas, Water and Sewer Revenue Refunding and Improvement Bonds,
                                     Series A (i):
                            8,620        6% due 3/01/2012 (a)                                                              10,010
                              195        6% due 3/01/2018                                                                     225
                              205        6% due 3/01/2019                                                                     236
                            3,500    Houston, Texas, Water Conveyance System Contract, COP, Series J, 6.25% due
                                     12/15/2013 (b)                                                                         4,147
                                     Texas State Department of Housing and Community Affairs, S/F Mortgage Revenue
                                     Bonds, AMT, Series A (e)(f):
                            2,085        5.45% due 9/01/2023                                                                2,187
                            2,735        5.50% due 3/01/2026                                                                2,862

Utah--1.6%                  9,535    Utah Transit Authority, Sales Tax and Transportation Revenue Bonds (Salt Lake
                                     County Light Rail Transit Project), 5.375% due 12/15/2022 (i)                         10,107
                                     Utah Water Finance Agency Revenue Bonds (Pooled Loan Financing Program),
                                     Series A (b):
                            2,515        5.75% due 10/01/2015                                                               2,812
                            3,770        6% due 10/01/2020                                                                  4,242

Virginia--0.2%              2,560    Virginia State HDA, Commonwealth Mortgage Revenue Bonds, Series J, Sub-Series
                                     J-1, 5.20% due 7/01/2019 (e)                                                           2,582

Washington--0.7%            7,225    Chelan County, Washington, Public Utility District Number 001, Consolidated Revenue
                                     Bonds (Chelan Hydro System), AMT, Series A, 5.45% due 7/01/2037 (b)                    7,725

West Virginia--1.2%        12,250    Pleasants County, West Virginia, PCR, Refunding (Potomac-Pleasants), Series C,
                                     6.15% due 5/01/2015 (b)                                                               12,496

Wisconsin--1.3%             9,000    Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds (Midwest Energy
                                     Resources), Series E, 6.90% due 8/01/2021 (g)                                         11,990
                            1,075    Wisconsin State, GO, AMT, Series B, 6.50% due 5/01/2025 (e)                            1,078


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Schedule of Investments (concluded)                                                        Insured Portfolio       (In Thousands)
                          Face
                          Amount     Municipal Bonds                                                                        Value
Puerto Rico--2.5%         $ 1,750    Puerto Rico Commonwealth, Highway and Transportation Authority, Transportation
                                     Revenue Bonds, Series G, 5.25% due 7/01/2017 (g)                                  $    1,952
                                     Puerto Rico Electric Power Authority, Power Revenue Bonds, Series RR:
                            8,200        5% due 7/01/2027 (k)                                                               8,836
                           14,400        5% due 7/01/2028 (l)                                                              15,491

                                     Total Municipal Bonds (Cost--$957,836)--97.9%                                      1,023,834


                          Shares
                          Held       Mutual Funds
                              300    BlackRock California Insured Municipal 2008 Term Trust, Inc.                           4,851
                              810    BlackRock Insured Municipal 2008 Term Trust, Inc.                                     13,057
                              281    BlackRock Insured Municipal Term Trust, Inc.                                           3,143

                                     Total Mutual Funds (Cost--$21,943)--2.0%                                              21,051


                                     Short-Term Securities
                           11,017    Merrill Lynch Institutional Tax-Exempt Fund (h)                                       11,017

                                     Total Short-Term Securities (Cost--$11,017)--1.1%                                     11,017

                          Total Investments (Cost--$990,796**)--101.0%                                                  1,055,902
                          Liabilities in Excess of Other Assets--(1.0%)                                                  (10,515)
                                                                                                                       ----------
                          Net Assets--100.0%                                                                           $1,045,387
                                                                                                                       ==========



  * Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

 ** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

                                                     (in Thousands)

    Aggregate cost                                   $      990,682
                                                     ==============
    Gross unrealized appreciation                    $       66,389
    Gross unrealized depreciation                           (1,169)
                                                     --------------
    Net unrealized appreciation                      $       65,220
                                                     ==============

(a) Prerefunded.

(b) AMBAC Insured.

(c) Escrowed to maturity.

(d) FHA Insured.

(e) MBIA Insured.

(f) FNMA/GNMA Collateralized.

(g) FGIC Insured.

(h) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                     (in Thousands)

                                            Net            Dividend
    Affiliate                             Activity           Income

    Merrill Lynch Institutional
    Tax-Exempt Fund                        8,000               $347

(i) FSA Insured.

(j) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(k) XL Capital Insured.

(l) CIFG Insured.

(m) When-issued security.

    Forward interest rate swaps outstanding as of June 30, 2005 were as follows:

                                                     (in Thousands)

                                          Notional       Unrealized
                                           Amount      Depreciation

    Receive a variable rate equal to
    7-Day Bond Market Association
    Municipal Swap Index Rate and
    pays a fixed rate of 3.82%

    Broker, JPMorgan Chase Bank
    Expires November 2018                 $11,500            $(297)

    See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Schedule of Investments                                                                   National Portfolio       (In Thousands)
                          Face
State                     Amount     Municipal Bonds                                                                        Value
Alabama--0.5%             $ 3,820    Alabama Incentives Financing Authority, Special Obligation Revenue Refunding
                                     Bonds, Series A, 6% due 10/01/2029 (c)                                            $    4,281
                              500    Mobile, Alabama, Industrial Development Board, Environmental Improvement
                                     Revenue Refunding Bonds (International Paper Company Project), AMT, Series A,
                                     6.35% due 5/15/2016                                                                      540
                            2,500    Selma, Alabama, IDB, Environmental Improvement Revenue Refunding Bonds
                                     (International Paper Company Project), AMT, Series A, 6.70% due 2/01/2018              2,758

Alaska--0.5%                2,065    Alaska State Housing Financial Corporation, General Mortgage Revenue Refunding,
                                     Series A, 6% due 6/01/2027 (f)                                                         2,182
                            3,860    Anchorage, Alaska, School, GO, Series B, 5.875% due 12/01/2010 (e)(j)                  4,394

Arizona--2.5%               4,000    Arizona Health Facilities Authority Revenue Bonds (Catholic Healthcare West),
                                     Series A, 6.625% due 7/01/2020                                                         4,474
                                     Maricopa County, Arizona, Hospital Revenue Refunding Bonds (Sun Health Corporation):
                              730        6.125% due 4/01/2007 (j)                                                             783
                              270        6.125% due 4/01/2018                                                                 284
                            3,600    Maricopa County, Arizona, IDA, Education Revenue Bonds (Arizona Charter Schools
                                     Project 1), Series A, 6.75% due 7/01/2029                                              3,583
                            1,625    Maricopa County, Arizona, IDA, Health Facilities Revenue Refunding Bonds (Catholic
                                     Healthcare West Project), Series A, 5% due 7/01/2021                                   1,664
                            1,000    Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Metro Gardens-Mesa
                                     Ridge Project), Series A, 5.65% due 7/01/2019 (f)                                      1,020
                                     Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding, Series A:
                            1,200        (El Paso Electric Company Project), 6.25% due 5/01/2037                            1,204
                            1,000        (Public Service Company of New Mexico Project), 6.30% due 12/01/2026               1,065
                                     New Peoria, Arizona, Improvement District No. 8401, Special Assessment Bonds
                                     No. 8802:
                              430        7.20% due 1/01/2010                                                                  443
                              510        7.20% due 1/01/2013                                                                  525
                                     Peoria, Arizona, Improvement District, Special Assessment Bonds No. 8801:
                              190        7.30% due 1/01/2009                                                                  196
                              395        7.30% due 1/01/2011                                                                  407
                            2,330    Phoenix, Arizona, Civic Improvement Corporation, Municipal Facilities, Excise
                                     Tax Revenue Bonds, 5.75% due 7/01/2016 (e)                                             2,612
                            5,000    Phoenix, Arizona, IDA, Airport Facility, Revenue Refunding Bonds (America West
                                     Airlines Inc. Project), AMT, 6.30% due 4/01/2023                                       3,703
                              545    Prescott Valley, Arizona, Improvement District, Special Assessment Bonds (Sewer
                                     Collection System Roadway Repair), 7.90% due 1/01/2012                                   568
                            3,515    Tucson, Arizona, IDA, Senior Living Facilities Revenue Bonds (Christian Care
                                     Tucson Inc. Project), Series A, 6.125% due 7/01/2024 (m)                               3,930
                            3,180    University of Arizona, COP, Refunding, Series A, 5.50% due 6/01/2018 (c)               3,547
                            1,000    University of Arizona, COP (University of Arizona Parking and Student Housing),
                                     5.75% due 6/01/2009 (c)(j)                                                             1,105
                                     Vistancia Community Facilities District, Arizona, GO:
                            3,000        6.75% due 7/15/2022                                                                3,257
                            2,125        5.75% due 7/15/2024                                                                2,174

Arkansas--0.1%                 50    Arkansas State Development Finance Authority, S/F Mortgage Revenue Bonds
                                     (Mortgage-Backed Securities Program), Series H, 6.15% due 7/01/2016 (i)                   52
                              250    Arkansas State Student Loan Authority Revenue Bonds, AMT, Sub-Series B,
                                     7.25% due 6/01/2009                                                                      273
                              200    Jonesboro, Arkansas, Residential Housing and Health Care Facilities Board,
                                     Hospital Revenue Refunding Bonds (Saint Bernards Regional Medical Center),
                                     Series B, 5.90% due 7/01/2016 (c)                                                        209
                              250    North Little Rock, Arkansas, Health Facilities Board, Health Care Revenue Bonds
                                     (Baptist Health), 5.50% due 7/01/2016                                                    264
                              500    Pine Bluff, Arkansas, Environmental Improvement Revenue Refunding Bonds
                                     (International Paper Company Project), AMT, Series A, 6.70% due 8/01/2020                549
                              250    University of Central Arkansas, Housing System Revenue Bonds, 6.50% due 1/01/2031 (h)    286

California--12.0%           2,500    Agua Caliente Band of Cahuilla Indians, California, Casino Revenue Bonds, 6%
                                     due 7/01/2018                                                                          2,643
                            9,145    Alameda County, California, COP (Financing Project), 6% due 9/01/2006 (f)(j)           9,657
                                     California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                                     (Mortgage-Backed Securities Program), AMT, Class 5 (i)(l):
                              260        Series C, 6.75% due 3/01/2029                                                        261
                              190        Series D, 6.70% due 5/01/2029                                                        192
                              260    California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Refunding
                                     Bonds (Mortgage-Backed Securities Program), AMT, Series A-2, 7% due 9/01/2029 (i)(l)     261
                            7,500    California State Department of Water Resources, Power Supply Revenue Bonds,
                                     Series A, 5.75% due 5/01/2017                                                          8,450
                            5,000    California State, GO, 5.25% due 4/01/2029                                              5,400
                            2,000    California State, GO, Refunding, 5.75% due 5/01/2030                                   2,220
                           14,100    California State, Various Purpose, GO, 5.50% due 11/01/2033                           15,713


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Schedule of Investments (continued)                                                       National Portfolio       (In Thousands)
                          Face
State                     Amount     Municipal Bonds                                                                        Value
California                $ 9,880    California Statewide Communities Development Authority, Health Facility Revenue
(concluded)                          Bonds (Memorial Health Services), Series A, 6% due 10/01/2023                     $   11,080
                            2,880    Capistrano, California, Unified School District, Community Facility District,
                                     Special Tax Bonds (No. 90-2 Talega), 6% due 9/01/2032                                  3,115
                                     Chula Vista, California, Community Facilities District, Special Tax Bonds
                                     (No. 06-1, Eastlake Woods Area), Series A:
                            1,080        6.05% due 9/01/2020                                                                1,167
                            2,965        6.15% due 9/01/2026                                                                3,182
                           13,000    Clovis, California, Unified School District, Capital Appreciation, GO
                                     (Election of 2004), Series A, 5.05%* due 8/01/2029 (e)                                 4,167
                                     Contra Costa County, California, Special Tax Bonds (Community Facilities District
                                     No. 2001-01):
                            1,585        6% due 9/01/2026                                                                   1,668
                            1,200        6.10% due 9/01/2031                                                                1,262
                            3,100    Elk Grove, California, Poppy Ridge Community Facilities Number 3 Special Tax,
                                     Series 1, 6% due 9/01/2028                                                             3,247
                                     Golden State Tobacco Securitization Corporation of California, Tobacco Settlement
                                     Revenue Bonds:
                            2,000        Series A-4, 7.80% due 6/01/2042                                                    2,399
                            2,785        Series A-5, 7.875% due 6/01/2042                                                   3,351
                            8,000    Lancaster, California, Redevelopment Agency, Subordinate Tax Allocation Refunding
                                     Bonds (Combined Redevelopment Project Areas--Housing Programs), Series B, 5% due
                                     8/01/2034 (e)                                                                          8,440
                            6,795    Midpeninsula Regional Open Space District Financing Authority, California, Revenue
                                     Refunding Bonds, 5% due 9/01/2034 (c)                                                  7,210
                            2,740    Pomona, California, Public Financing Authority Revenue Refunding Bonds (Merged
                                     Redevelopment Project), Series A1, 5.75% due 2/01/2034                                 2,863
                            1,100    Poway, California, Unified School District, Special Tax Bonds (Community District
                                     No. 6), Series A, 6.05% due 9/01/2025                                                  1,169
                            2,695    Riverside, California, Improvement Bond Act of 1915, Special Assessment (Riverwalk
                                     Assessment District), 6.375% due 9/02/2026                                             2,948
                                     Roseville, California, Special Tax (Stoneridge Community Facilities No. 1):
                            1,250        6.20% due 9/01/2021                                                                1,343
                            1,125        6% due 9/01/2025                                                                   1,206
                            2,500        6.30% due 9/01/2031                                                                2,695
                                     Sacramento, California, Special Tax (North Natomas Community Facilities):
                            2,200        Series 01-03, 6% due 9/01/2028                                                     2,335
                            2,270        Series 4-C, 6% due 9/01/2028                                                       2,440
                           20,075    Sacramento County, California, Sanitation District Financing Authority Revenue
                                     Bonds, Series A, 5% due 12/01/2035 (c)                                                21,507
                           10,000    San Diego, California, Public Facilities Financing Authority, Subordinated Water
                                     Revenue Refunding Bonds, 5% due 8/01/2032 (f)                                         10,556
                           11,520    San Diego, California, Unified School District, GO (Election of 1998), Series F,
                                     5% due 7/01/2028 (h)                                                                  12,348
                                     San Francisco California, City and County Redevelopment Agency Revenue Bonds
                                     (Community Facilities District No. 6-Mission):
                            5,000        6% due 8/01/2021                                                                   5,287
                            2,500        GO, Series A, 6% due 8/01/2025                                                     2,649
                            1,075    San Francisco, California, Uptown Parking Corporation, Parking Revenue Bonds
                                     (Union Square), 6% due 7/01/2020 (f)                                                   1,223
                                     Santa Margarita, California, Water District, Special Tax Refunding Bonds (Community
                                     Facilities District No. 99), Series 1:
                            3,680        6.20% due 9/01/2020                                                                4,021
                            3,000        6.25% due 9/01/2029                                                                3,210

Colorado--2.1%                500    Boulder County, Colorado, Hospital Development Revenue Bonds (Longmont United
                                     Hospital Project), 6% due 12/01/2030 (m)                                                 559
                              560    Colorado HFA, Revenue Bonds (S/F Program), Series B-3, 6.55% due 10/01/2016              586
                                     Colorado HFA, Revenue Refunding Bonds (S/F Program):
                              465        AMT, Senior Series A-2, 7.50% due 4/01/2031                                          488
                              190        AMT, Senior Series B-2, 7.10% due 4/01/2017                                          192
                            1,270        AMT, Senior Series B-2, 7.25% due 10/01/2031                                       1,306
                               75        AMT, Senior Series B-3, 6.80% due 11/01/2028                                          76
                              600        AMT, Senior Series C-2, 7.25% due 10/01/2031 (b)                                     617
                              160        Senior Series A-3, 7.35% due 10/01/2030                                              164
                              810        Senior Series C-3, 6.75% due 10/01/2021 (b)                                          830
                              240        Senior Series C-3, 7.15% due 10/01/2030 (b)                                          251
                            2,500    Colorado Health Facilities Authority, Revenue Refunding Bonds (Catholic Health
                                     Initiatives), 5.50% due 9/01/2017                                                      2,705


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Schedule of Investments (continued)                                                       National Portfolio       (In Thousands)
                          Face
State                     Amount     Municipal Bonds                                                                        Value
Colorado                  $   550    Colorado Water Resource and Power Development Authority, Small Water Resource
(concluded)                          Revenue Bonds, Series A, 5.80% due 11/01/2020 (e)                                 $      615
                                     Elk Valley, Colorado, Public Improvement Revenue Bonds (Public Improvement Fee):
                            7,560        Series A, 7.35% due 9/01/2031                                                      8,103
                            1,400        Series B, 7% due 9/01/2031                                                         1,448
                            3,685    Larimer County, Colorado, Poudre School District Number R-1, GO, 6% due
                                     12/15/2010 (e)(j)                                                                      4,215
                            7,700    Plaza Metropolitan District No. 1, Colorado, Tax Allocation Revenue Bonds
                                     (Public Improvement Fees), 8% due 12/01/2025                                           8,576

Connecticut--2.2%           4,000    Bridgeport, Connecticut, Senior Living Facilities Revenue Bonds (3030 Park
                                     Retirement Community Project), 7.25% due 4/01/2035                                     4,150
                            1,000    Connecticut State Development Authority, Governmental Lease Revenue Bonds, 6.60%
                                     due 6/15/2014 (f)                                                                      1,013
                            1,250    Connecticut State Development Authority, Water Facility Revenue Bonds (Bridgeport
                                     Hydraulic Company), AMT, 6.15% due 4/01/2035 (c)                                       1,338
                            1,200    Connecticut State HFA Revenue Refunding Bonds (Housing Mortgage Finance Program),
                                     Series C-1, 6.30% due 11/15/2017                                                       1,240
                                     Connecticut State Health and Educational Facilities Authority Revenue Bonds:
                            1,000        (Bridgeport Hospital), Series A, 6.625% due 7/01/2018 (f)                          1,003
                            1,500        (Waterbury Hospital Issue), Series C, 5.75% due 7/01/2020 (m)                      1,629
                            1,000        (Westover School), Series A, 5.70% due 7/01/2030 (m)                               1,092
                                     Connecticut State Health and Educational Facilities Authority, Revenue Refunding
                                     Bonds:
                            5,025        DRIVERS, Series 215,10.149% due 6/01/2030 (m)(n)                                   6,393
                            2,000        (Eastern Connecticut Health Network), Series A, 6.50% due 7/01/2030 (m)            2,272
                              640        (Sacred Heart University), 6.625% due 7/01/2026 (m)                                  675
                            5,710        (University of Hartford), Series E, 5.50% due 7/01/2022 (m)                        6,347
                            1,000        (Yale--New Haven Hospital Issue), Series H, 5.70% due 7/01/2025 (f)                1,044
                              855    Connecticut State Higher Education Supplemental Loan Authority Revenue Bonds
                                     (Family Education Loan Program), AMT, Series A, 5.50% due 11/15/2020 (f)                 871
                            1,000    Connecticut State Regional Learning Educational Service Center Revenue Bonds
                                     (Office/Education Center Facility), 7.75% due 2/01/2006 (j)                            1,047
                              860    Waterbury, Connecticut, GO, 6% due 2/01/2009 (j)(m)                                      957

District of Columbia--      5,000    District of Columbia, GO, Refunding, DRIVERS, Series 214, 9.144% due
0.4%                                 6/01/2026 (f)(n)                                                                       5,800

Florida--5.9%               2,000    Anthem Park Community Development District, Florida, Capital Improvement Revenue
                                     Bonds, 5.80% due 5/01/2036                                                             2,035
                            1,700    Ballantrae, Florida, Community Development District, Capital Improvement Revenue
                                     Bonds, 6% due 5/01/2035                                                                1,777
                            1,870    Beacon Tradeport Community, Florida, Development District, Special Assessment
                                     Revenue Refunding Bonds (Commercial Project), Series A, 5.25% due 5/01/2016 (m)        2,038
                            2,500    CFM Community Development District, Florida, Capital Improvement Revenue Bonds,
                                     Series B, 5.875% due 5/01/2014                                                         2,582
                            2,725    Duval County, Florida, School Board, COP, 5.75% due 7/01/2017 (h)                      2,982
                            1,500    East Homestead Community Development District, Florida, Special Assessment
                                     Revenue Bonds, 5.45% due 5/01/2036                                                     1,523
                                     Fiddlers Creek, Florida, Community Development District Number 2, Special
                                     Assessment Revenue Bonds:
                            5,350        Series A, 6.375% due 5/01/2035                                                     5,704
                            1,250        Series B, 5.75% due 5/01/2013                                                      1,307
                              600    Heritage Isles Community Development District, Florida, Special Assessment Revenue
                                     Refunding Bonds, 5.90% due 11/01/2006                                                    607
                            5,000    Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds (National
                                     Gypsum Company), AMT, Series A, 7.125% due 4/01/2030                                   5,637
                            7,000    Lee County, Florida, Airport Revenue Bonds, RIB, AMT, Series 580X, 9.41% due
                                     10/01/2029 (h)(n)                                                                      8,603
                            4,500    Lee County, Florida, Transportation Facilities Revenue Bonds, 5.75% due
                                     10/01/2005 (f)(j)                                                                      4,626
                            1,200    Lexington Oaks, Florida, Community Development District, Special Assessment
                                     Revenue Bonds, Series A, 6.70% due 5/01/2033                                           1,291
                            1,040    Mediterra, Florida, South Community Development District, Capital Improvement
                                     Revenue Bonds, 6.85% due 5/01/2031                                                     1,115
                            2,500    Middle Village Community Development District, Florida, Special Assessment
                                     Bonds, Series A, 6% due 5/01/2035                                                      2,583
                            6,095    Midtown Miami, Florida, Community Development District, Special Assessment
                                     Revenue Bonds, Series A, 6.25% due 5/01/2037                                           6,464
                            2,500    Old Palm Community Development District, Florida, Special Assessment Bonds
                                     (Palm Beach Gardens), Series B, 5.375% due 5/01/2014                                   2,555
                                     Orange County, Florida, HFA, M/F Housing Revenue Bonds:
                            3,500        (Loma Vista Project), Series G, 5.50% due 3/01/2032                                3,554
                            2,375        Series A, 6.40% due 1/01/2031 (f)                                                  2,479


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Schedule of Investments (continued)                                                       National Portfolio       (In Thousands)
                          Face
State                     Amount     Municipal Bonds                                                                        Value
Florida                   $   135    Orange County, Florida, HFA, Mortgage Revenue Bonds, AMT, Series A, 8.375%
(concluded)                          due 3/01/2021 (b)(d)                                                              $      135
                            1,000    Orange County, Florida, Health Facilities Authority, Hospital Revenue Bonds
                                     (Orlando Regional Healthcare), 5.70% due 7/01/2026                                     1,018
                            5,000    Orange County, Florida, Tourist Development, Tax Revenue Bonds, 5.50% due
                                     10/01/2009 (c)(j)                                                                      5,497
                                     Panther Trace, Florida, Community Development, Special Assessment Revenue Bonds:
                               45        District, Series B, 6.50% due 5/01/2009                                               46
                            5,000        District II, Series A, 5.60% due 5/01/2035                                         5,083
                                     Park Place Community Development District, Florida, Special Assessment Revenue
                                     Bonds:
                            1,000        6.75% due 5/01/2032                                                                1,070
                            2,500        6.375% due 5/01/2034                                                               2,633
                            2,000    Saint Lucie, Florida, West Services District, Utility Revenue Refunding Bonds,
                                     Senior Lien, 6% due 10/01/2022 (f)                                                     2,284
                            2,875    Somerset Community Development District, Florida, Capital Improvement Revenue
                                     Bonds, 5% due 5/01/2015                                                                2,879
                              990    Sterling Hill, Florida, Community Development District, Capital Improvement
                                     Revenue Refunding Bonds, Series B, 5.50% due 11/01/2010                                  999
                              770    Stoneybrook West, Florida, Community Development District, Special Assessment
                                     Revenue Bonds, Series B, 6.45% due 5/01/2010                                             780
                              565    Verandah West, Florida, Community Development District, Capital Improvement
                                     Revenue Bonds, Series B, 5.25% due 5/01/2008                                             570
                            1,950    Vista Lakes Community, Florida, Development District, Capital Improvement Revenue
                                     Bonds, Series B, 5.80% due 5/01/2008                                                   1,972

Georgia--1.8%               5,000    Atlanta, Georgia, Tax Allocation Bonds (Atlantic Station Project), 7.90% due
                                     12/01/2024                                                                             5,474
                                     Brunswick & Glynn County, Georgia, Development Authority, First Mortgage Revenue
                                     Bonds (Coastal Community Retirement Corporation Project), Series A:
                            2,285        7.125% due 1/01/2025                                                               2,416
                            3,305        7.25% due 1/01/2035                                                                3,531
                            5,210    College Park, Georgia, Business and IDA Revenue Bonds (Civic Center Project),
                                     5.75% due 9/01/2026 (c)                                                                5,831
                            1,075    Fulton County, Georgia, Development Authority, PCR (General Motors Corporation),
                                     Refunding, VRDN, 4.35% due 4/01/2010 (g)                                               1,075
                            3,450    Fulton County, Georgia, Development Authority Revenue Bonds (Morehouse College
                                     Project), 5.875% due 12/01/2030 (c)                                                    3,874
                            2,250    Fulton County, Georgia, Residential Care Facilities, Revenue Refunding Bonds
                                     (Canterbury Court Project), Series A, 6% due 2/15/2022                                 2,283
                            1,500    Milledgeville-Baldwin County, Georgia, Development Authority Revenue Bonds
                                     (Georgia College and State University Foundation), 6% due 9/01/2033                    1,638

Hawaii--0.3%                         Kuakini, Hawaii, Health System, Special Purpose Revenue Bonds, Series A:
                            1,410        6.30% due 7/01/2022                                                                1,526
                            3,000        6.375% due 7/01/2032                                                               3,247

Illinois--7.4%             10,620    Chicago, Illinois, Board of Education, GO, DRIVERS, Series 199, 8.642% due
                                     12/01/2020 (c)(n)                                                                     12,494
                            1,400    Chicago, Illinois, GO (Neighborhoods Alive 21 Program), 5.875% due 7/01/2010 (e)(j)    1,592
                           26,800    Chicago, Illinois, O'Hare International Airport Revenue Bonds, 3rd Lien, AMT,
                                     Series B-2, 6% due 1/01/2029 (k)                                                      30,507
                            3,000    Chicago, Illinois, O'Hare International Airport, Special Facility Revenue
                                     Refunding Bonds (American Airlines Inc. Project), 8.20% due 12/01/2024                 2,847
                            2,265    Chicago, Illinois, Park District, GO, Refunding, Series B, 5.75% due 1/01/2015 (e)     2,520
                                     Chicago, Illinois, Park District, Limited Tax, GO, Series A (e):
                            1,270        5.75% due 1/01/2011 (j)                                                            1,435
                              230        5.75% due 1/01/2016                                                                  256
                              535    Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series A, 7.15% due
                                     9/01/2031 (i)(l)                                                                         547
                            2,000    Chicago, Illinois, Special Assessment Bonds (Lake Shore East), 6.75% due 12/01/2032    2,086
                            3,210    Cicero, Illinois, GO, Refunding (Corporate Purpose), 6% due 12/01/2028 (f)             3,598
                            7,000    Decatur, Illinois, GO, Refunding, 6% due 3/01/2008 (e)(j)                              7,563
                           10,000    Hodgkins, Illinois, Environmental Improvement Revenue Bonds (Metro Biosolids
                                     Management LLC Project), AMT, 6% due 11/01/2023                                       10,675
                                     Illinois Development Finance Authority Revenue Bonds:
                            3,140        (Community Rehabilitation Providers Facilities), Series A, 6.50% due 7/01/2022     3,399
                              660        Series B, 6.40% due 9/01/2031 (h)                                                    698
                            1,750    Illinois State Finance Authority Revenue Bonds (Friendship Village of Schaumburg),
                                     Series A, 5.625% due 2/15/2037                                                         1,736
                                     Illinois State, GO, 1st Series (f):
                            8,890        5.75% due 12/01/2015                                                               9,935
                            3,745        5.75% due 12/01/2016                                                               4,183
                            4,000        5.75% due 12/01/2017                                                               4,462


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Schedule of Investments (continued)                                                       National Portfolio       (In Thousands)
                          Face
State                     Amount     Municipal Bonds                                                                        Value
Illinois                  $ 3,000    Illinois State, Sales Tax Revenue Bonds, 6% due 6/15/2020                         $    3,353
(concluded)                 2,000    Lake County, Illinois, Forest Preservation District, GO (Land Acquisition and
                                     Development), 5.75% due 12/15/2016                                                     2,252
                              780    Naperville, Illinois, IDR (General Motors Corporation), Refunding, VRDN, 4.35%
                                     due 12/01/2012 (g)                                                                       780

Indiana--0.8%               5,000    Indiana Transportation Finance Authority, Highway Revenue Bonds, Series A,
                                     5.25% due 6/01/2025 (e)                                                                5,457
                            6,000    MSD Warren Township, Indiana, Vision 2005, School Building Corporation Revenue
                                     Bonds, First Mortgage, 5.50% due 1/15/2011 (e)(j)                                      6,714

Iowa--0.7%                  1,000    Iowa City, Iowa, Sewer Revenue Bonds, 5.75% due 7/01/2021 (f)                          1,029
                            6,780    Iowa Finance Authority, Health Care Facilities, Revenue Refunding Bonds (Care
                                     Initiatives Project), 9.25% due 7/01/2025                                              8,310

Kansas--0.4%                2,420    Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds, AMT, Series A-1, 6.95%
                                     due 6/01/2029 (d)                                                                      2,451
                            2,500    Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds,
                                     Series III, 6.25% due 11/15/2019                                                       2,803

Louisiana--4.4%             9,500    Louisiana Local Government, Environmental Facilities, Community Development
                                     Authority Revenue Bonds (Capital Projects and Equipment Acquisition), Series A,
                                     6.30% due 7/01/2030 (c)                                                               10,408
                           30,000    Louisiana State, Gas and Fuels Tax Revenue Bonds, Series A, 5% due 5/01/2035 (e)      32,116
                            1,770    Louisiana State, HFA, Single Family Revenue Refunding Bonds (Home Ownership
                                     Program), Series B-2, AMT, 6.20% due 12/01/2029 (b)(i)                                 1,835
                            2,900    New Orleans, Louisiana, GO, Refunding, 6.125% due 10/01/2005 (c)(j)                    2,955
                           13,000    Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company Project),
                                     7.50% due 7/01/2013                                                                   13,443
                            2,000    Rapides Finance Authority, Louisiana, Environmental Improvement Revenue Bonds
                                     (International Paper Company Project), AMT, Series A, 6.55% due 11/15/2023             2,170

Maine--1.1%                 8,635    Maine Finance Authority, Solid Waste Recycling Facilities Revenue Bonds (Great
                                     Northern Paper Project--Bowater), AMT, 7.75% due 10/01/2022                            8,680
                            6,045    Maine State Housing Authority, Mortgage Purpose Revenue Bonds, DRIVERS, AMT,
                                     Series 170, 9.101% due 11/15/2028 (n)                                                  6,586

Maryland--0.7%                500    Anne Arundel County, Maryland, Special Obligation Revenue Bonds (Arundel Mills
                                     Project), 7.10% due 7/01/2009 (j)                                                        585
                            1,000    Maryland State Community Development Administration, Department of Housing and
                                     Community Development, Housing Revenue Bonds, AMT, Series B, 6.15% due 1/01/2021       1,060
                            1,175    Maryland State Community Development Administration, Department of Housing and
                                     Community Development, Residential Revenue Refunding Bonds, Series A, 5.60% due
                                     3/01/2017 (b)                                                                          1,218
                            1,000    Maryland State Community Development Administration, Department of Housing and
                                     Community Development Revenue Bonds (Waters Landing II Apartments), AMT, Series A,
                                     5.875% due 8/01/2033                                                                   1,064
                              125    Maryland State Economic Development Corporation Revenue Bonds (Health and Mental
                                     Hygiene Program), Series A, 7.125% due 3/01/2006                                         127
                            1,000    Maryland State Energy Financing Administration, Solid Waste Disposal Revenue Bonds,
                                     Limited Obligation (Wheelabrator Water Projects), AMT, 6.45% due 12/01/2016            1,049
                            2,400    Maryland State Health and Higher Education Facilities Authority (Union Hospital--
                                     Cecil County), Issue, 5% due 7/01/2040                                                 2,467
                                     Maryland Water Quality Financing Administration, Revolving Loan Fund Revenue Bonds,
                                     Series A:
                              300        6.375% due 9/01/2010                                                                 301
                              465        6.55% due 9/01/2014                                                                  467
                              500    Prince George's County, Maryland, Housing Authority, Mortgage Revenue Refunding
                                     Bonds (Parker Apartments Project), Series A, 7.25% due 11/20/2016 (d)                    501
                            1,000    University of Maryland, System Auxiliary Facility and Tuition Revenue Bonds,
                                     Series A, 5.75% due 4/01/2010 (j)                                                      1,120

Massachusetts--0.8%           400    Massachusetts Educational Financing Authority, Education Loan Revenue Refunding
                                     Bonds, AMT, Issue E, 5.85% due 7/01/2014 (c)                                             401
                            1,000    Massachusetts State Development Finance Agency, Revenue Refunding Bonds (Eastern
                                     Nazarene College), 5.625% due 4/01/2029                                                1,005
                            1,605    Massachusetts State, HFA, Housing Revenue Refunding Bonds, Series B, 6.05% due
                                     12/01/2009 (f)                                                                         1,639
                            4,850    Massachusetts State Health and Educational Facilities Authority Revenue Bonds
                                     (Medical Center of Central Massachusetts), CARS, Series B,10.12% due
                                     6/23/2022 (c)(n)                                                                       5,675
                            1,000    Massachusetts State Industrial Finance Agency, Higher Education Revenue Refunding
                                     Bonds (Hampshire College Project), 5.625% due 10/01/2007 (j)                           1,076
                              130    Massachusetts State Water Pollution Abatement Trust, Water Abatement Revenue Bonds,
                                     Series A, 6.375% due 2/01/2015                                                           132
                            1,600    Montachusett, Massachusetts, Regional Vocational Technical School District, GO,
                                     5.95% due 1/15/2020 (f)                                                                1,794

Michigan--1.4%              7,500    Delta County, Michigan, Economic Development Corporation, Environmental
                                     Improvement Revenue Refunding Bonds (Mead Westvaco--Escanaba), Series A, 6.25%
                                     due 4/15/2012 (j)                                                                      8,839
                              500    Dickinson County, Michigan, Economic Development Corporation, Environmental
                                     Improvement Revenue Refunding Bonds (International Paper Company Project),
                                     Series A, 5.75% due 6/01/2016                                                            553
                            1,000    Eastern Michigan University Revenue Refunding Bonds, 6% due 6/01/2024 (c)              1,126
                            3,000    Flint, Michigan, Hospital Building Authority, Revenue Refunding Bonds (Hurley
                                     Medical Center), 6% due 7/01/2020                                                      3,118


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Schedule of Investments (continued)                                                       National Portfolio       (In Thousands)
                          Face
State                     Amount     Municipal Bonds                                                                        Value
Michigan                  $ 3,325    Macomb County, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
(concluded)                          (Mount Clemens General Hospital), Series B, 5.875% due 11/15/2034                 $    3,381
                            1,500    Michigan State Hospital Finance Authority, Revenue Refunding Bonds (Mercy--
                                     Mount Clemens), Series A, 6% due 5/15/2014 (f)                                         1,660
                            1,060    Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds
                                     (Detroit Edison Company), Series AA, 6.40% due 9/01/2025 (f)                           1,087

Minnesota--1.1%             1,070    Anoka County, Minnesota, Solid Waste Disposal Revenue Bonds (Natural Rural
                                     Utilities), AMT, Series A, 6.95% due 12/01/2008                                        1,086
                            1,000    Eden Prairie, Minnesota, M/F Housing Revenue Bonds (Rolling Hills Project),
                                     Series A, 6.15% due 8/20/2031 (d)                                                      1,095
                                     Minneapolis and Saint Paul, Minnesota, Metropolitan Airports Commission, Airport
                                     Revenue Bonds, AMT, Sub-Series D (e):
                              470        5.75% due 1/01/2012                                                                  521
                              470        5.75% due 1/01/2014                                                                  517
                            2,060        5.75% due 1/01/2015                                                                2,262
                              635    Minneapolis, Minnesota, Community Development Agency, Supported Development
                                     Revenue Bonds (Common Bond Fund), AMT, Series 2, 6.20% due 6/01/2017                     657
                                     Minneapolis, Minnesota, Health Care System Revenue Bonds (Allina Health System),
                                     Series A:
                            1,500        5.70% due 11/15/2022                                                               1,625
                            2,665        5.75% due 11/15/2032                                                               2,875
                            1,110    Ramsey County, Minnesota, Housing and Redevelopment Authority, M/F Housing Revenue
                                     Bonds (Hanover Townhouses Project), AMT, 6% due 7/01/2031                              1,159
                            1,000    Saint Cloud, Minnesota, Health Care Revenue Refunding Bonds (Saint Cloud Hospital
                                     Obligation Group), Series A, 6.25% due 5/01/2020 (h)                                   1,134
                            1,000    Saint Francis, Minnesota, Independent School District No. 015, GO, Series A,
                                     6.35% due 2/01/2013 (h)                                                                1,021
                            1,500    Waconia, Minnesota, Health Care Facilities Revenue Bonds (Ridgeview Medical Center
                                     Project), Series A, 6.125% due 1/01/2029 (m)                                           1,657

Mississippi--0.1%           1,700    Warren County, Mississippi, Environmental Improvement Revenue Refunding Bonds
                                     (International Paper Company Project), AMT, Series B, 6.75% due 8/01/2021              1,878

Missouri--0.6%                       Fenton, Missouri, Tax Increment Revenue Refunding and Improvement Bonds (Gravois
                                     Bluffs):
                              610        6.75% due 10/01/2015                                                                 616
                            4,000        7% due 10/01/2021                                                                  4,331
                            1,500    Kansas City, Missouri, IDA, First Mortgage Health Facilities Revenue Bonds
                                     (Bishop Spencer Place), Series A, 6.50% due 1/01/2035                                  1,576
                            2,200    Saint Louis, Missouri, Airport Revenue Bonds (Airport Development Program),
                                     Series A, 5.625% due 7/01/2011 (f)(j)                                                  2,449

Montana--0.4%               6,000    Montana State Higher Education, Student Assistance Corporation, Student Loan
                                     Revenue Refunding Bonds, AMT, Sub-Series B, 6.40% due 12/01/2032                       6,346

Nevada--2.1%                5,000    Clark County, Nevada, IDR (Power Company Project), AMT, Series A, 6.70% due
                                     6/01/2022 (e)                                                                          5,082
                            1,550    Clark County, Nevada, Improvement District No. 142 Special Assessment, 6.375%
                                     due 8/01/2023                                                                          1,598
                                     Elko, Nevada, GO (Airport Improvement), AMT, Series B (f):
                              165        6.10% due 10/01/2014                                                                 177
                              245        6.30% due 10/01/2019                                                                 264
                              320        6.75% due 10/01/2024                                                                 349
                              225        7% due 10/01/2029                                                                    247
                            2,970    Henderson, Nevada, Local Improvement Districts, Special Assessment, Series
                                     NO T-14, 5.80% due 3/01/2023                                                           3,062
                                     Las Vegas, Nevada, Local Improvement Bonds, Special Assessment, Special
                                     Improvement District Number 808, Summerlin:
                            1,760        5.875% due 6/01/2009                                                               1,826
                            2,025        6.125% due 6/01/2012                                                               2,100
                            2,265        6.25% due 6/01/2013                                                                2,349
                              145    Nevada Housing Division, S/F Program, AMT, Senior Series E, 7.05% due 4/01/2027 (b)      147
                            1,970    Reno, Nevada, Special Assessment District No. 4 (Somerset Parkway), 6.625% due
                                     12/01/2022                                                                             2,031
                                     Sparks, Nevada, Redevelopment Agency, Tax Allocation Revenue Refunding Bonds,
                                     Series A (m):
                            3,110        6% due 1/15/2015                                                                   3,433
                            6,315        6% due 1/15/2023                                                                   6,956

New Hampshire--0.1%         1,750    New Hampshire Health and Education Facilities Authority, Revenue Refunding
                                     Bonds (Elliot Hospital), Series B, 5.60% due 10/01/2022                                1,875

New Jersey--3.7%              570    Camden County, New Jersey, Pollution Control Financing Authority, Solid Waste
                                     Resource Recovery, Revenue Refunding Bonds, AMT, Series B, 7.50% due 12/01/2009          573
                            3,300    New Jersey EDA, Retirement Community Revenue Bonds (Cedar Crest Village Inc.
                                     Facility), Series A, 7.25% due 11/15/2031                                              3,574


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Schedule of Investments (continued)                                                       National Portfolio       (In Thousands)
                          Face
State                     Amount     Municipal Bonds                                                                        Value
New Jersey                $ 2,000    New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc.
(concluded)                          Project), AMT, 6.25% due 9/15/2029                                                $    1,738
                            3,680    New Jersey EDA, State Lease Revenue Bonds (State Office Buildings Projects),
                                     6% due 6/15/2010 (c)(j)                                                                4,179
                                     New Jersey Health Care Facilities Financing Authority Revenue Bonds:
                            2,740        (Pascack Valley Hospital Association), 6% due 7/01/2013                            2,615
                            3,130        (South Jersey Hospital), 6% due 7/01/2026                                          3,411
                            2,250    New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds
                                     (Capital Health System Inc.), Series A, 5.75% due 7/01/2023                            2,445
                            1,090    New Jersey State Housing and Mortgage Finance Agency, M/F Housing Revenue
                                     Refunding Bonds, Series B, 6.25% due 11/01/2026 (h)                                    1,160
                                     New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds (f):
                           10,000        DRIVERS, Series 155, 8.659% due 1/01/2018 (a)(n)                                  12,017
                            7,025        Series A, 5.75% due 1/01/2010 (j)                                                  7,839
                            2,975        Series A, 5.75% due 1/01/2018                                                      3,275
                            9,500    Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds, 7% due
                                     6/01/2041                                                                             10,853

New Mexico--0.6%            8,000    Farmington, New Mexico, PCR, Refunding (Public Service Company of New Mexico--
                                     San Juan), Series B, 6.30% due 12/01/2016                                              8,359
                              160    New Mexico Mortgage Finance Authority, Revenue Refunding Bonds, Mortgage-Backed
                                     Securities, Series F, 7% due 1/01/2026 (i)                                               171
                              250    Santa Fe County, New Mexico, Correctional System Revenue Bonds, 6% due 2/01/2027 (h)     317

New York--11.6%             9,500    Metropolitan Transportation Authority, New York, Commuter Facilities, Service
                                     Contract Revenue Refunding Bonds, Series 8, 5.50% due 7/01/2013 (h)(j)                10,923
                           10,000    Metropolitan Transportation Authority, New York, Transit Facilities Revenue Bonds,
                                     Series A, 5.625% due 7/01/2007 (f)(j)                                                 10,717
                            3,230    New York City, New York, City, IDA, Civic Facility Revenue Bonds (Special Needs
                                     Facilities Pooled Program), Series C-1, 6% due 7/01/2012                               3,356
                            2,000    New York City, New York, City, IDA Revenue Bonds (Visy Paper Inc. Project), AMT,
                                     7.95% due 1/01/2028                                                                    2,094
                            4,050    New York City, New York, City, IDA, Special Facility Revenue Bonds (British
                                     Airways Plc Project), AMT, 7.625% due 12/01/2032                                       4,522
                                     New York City, New York, City Municipal Water Finance Authority, Water and Sewer
                                     System Revenue Bonds, Series B (j):
                            3,500        5.75% due 6/15/2006 (f)                                                            3,640
                           10,000        5.875% due 6/15/2026 (h)                                                          10,383
                            6,500    New York City, New York, City Municipal Water Finance Authority, Water and Sewer
                                     System, Revenue Refunding Bonds, Series B, 5.75% due 6/15/2026 (f)                     6,753
                            3,000    New York City, New York, City Transit Authority, Triborough Metropolitan
                                     Transportation Authority, COP, 5.75% due 1/01/2010 (c)(j)                              3,377
                            6,000    New York City, New York, City Transitional Finance Authority Revenue Bonds,
                                     Future Tax Secured, Series B, 6% due 5/15/2010 (j)                                     6,870
                                     New York City, New York, City Transitional Finance Authority Revenue Refunding
                                     Bonds, Series C (j):
                           12,015        5.875% due 5/01/2010                                                              13,669
                            8,000        Future Tax Secured, 5.875% due 5/01/2010                                           9,101
                                     New York City, New York, GO, Refunding:
                            5,870        Series A, 6% due 5/15/2010 (j)                                                     6,715
                              730        Series A, 6% due 5/15/2021 (k)                                                       821
                            2,210        Series A, 6.25% due 5/15/2026 (k)                                                  2,505
                            4,000        Series B, 8.25% due 6/01/2006 (a)(k)                                               4,204
                            4,000        Series C, 5.875% due 8/01/2006 (e)(j)                                              4,190
                           15,000        Series G, 5.75% due 2/01/2006 (f)(j)                                              15,503
                               25        Series H, 6% due 8/01/2007 (j)(k)                                                     27
                              975        Series H, 6% due 8/01/2017 (k)                                                     1,046
                                     New York City, New York, GO, Series B (f):
                            2,060        5.875% due 8/01/2010 (j)                                                           2,353
                            7,940        5.875% due 8/01/2015                                                               9,013
                                     New York State Dormitory Authority Revenue Bonds (Catholic Health Services--
                                     Long Island):
                            1,175        5% due 7/01/2012                                                                   1,258
                            1,775        5% due 7/01/2013                                                                   1,896
                            1,935        5% due 7/01/2014                                                                   2,071
                                     New York State Dormitory Authority, Revenue Refunding Bonds:
                            3,165        (Concord Nursing Home Inc.), 6.25% due 7/01/2016                                   3,476
                            2,500        (Concord Nursing Home Inc.), 6.50% due 7/01/2029                                   2,759
                            3,000        (Mount Sinai Health), Series A, 6.50% due 7/01/2016                                3,201
                            3,950        (Mount Sinai Health), Series A, 6.50% due 7/01/2025                                4,221
                            3,000        (State University Educational Facilities), Series A, 7.50% due 5/15/2013           3,803


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Schedule of Investments (continued)                                                       National Portfolio       (In Thousands)
                          Face
State                     Amount     Municipal Bonds                                                                        Value
New York                  $ 1,360    New York State Environmental Facilities Corporation, State Clean Water and
(concluded)                          Drinking Revenue Bonds (Revolving Funds), Series B, 5.875% due 1/15/2019          $    1,518
                            2,285    Oneida County, New York, IDA, Revenue Bonds (Civic Facility--Faxton Hospital),
                                     Series C, 6.625% due 1/01/2015 (m)                                                     2,579
                               95    Suffolk County, New York, IDA, Civic Facility Revenue Bonds (Special Needs
                                     Facilities Pooled Program), Series D-1, 6% due 7/01/2012                                  99
                              705    Westchester County, New York, IDA, Civic Facilities Revenue Bonds (Special
                                     Needs Facilities Pooled Program), Series E-1, 6% due 7/01/2012                           733
                            8,095    Westchester County, New York, IDA, Continuing Care Retirement, Mortgage Revenue
                                     Bonds (Kendal on Hudson Project), Series A, 6.50% due 1/01/2034                        8,623

North Carolina--2.5%          920    Brunswick County, North Carolina, COP, 6% due 6/01/2010 (h)(j)                         1,051
                            1,500    Haywood County, North Carolina, Industrial Facilities and Pollution Control
                                     Financing Authority Revenue Bonds (Champion International Corporation Project),
                                     AMT, 6.25% due 9/01/2025                                                               1,534
                                     North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds:
                            1,500        Series B, 5.875% due 1/01/2021 (f)                                                 1,591
                            4,000        Series D, 6.75% due 1/01/2026 (o)                                                  4,490
                            4,440    North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding
                                     Bonds, Series D, 6.70% due 1/01/2019 (o)                                               4,980
                              190    North Carolina HFA, S/F Revenue Bonds, Series W, 6.50% due 3/01/2018                     191
                            2,500    North Carolina Medical Care Commission, Health Care Facilities, First Mortgage
                                     Revenue Bonds (Presbyterian Homes Project), 6.875% due 10/01/2021                      2,687
                            2,000    North Carolina Medical Care Commission, Health Care Housing Revenue Bonds (The
                                     ARC of North Carolina Projects), Series A, 5.80% due 10/01/2034                        2,043
                                     North Carolina Medical Care Commission, Retirement Facilities, First Mortgage
                                     Revenue Bonds:
                            1,625        (Forest at Duke Project), 6.375% due 9/01/2032                                     1,744
                            2,500        (Givens Estates Project), Series A, 6.50% due 7/01/2032                            2,681
                                     North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue Refunding
                                     Bonds, Series B:
                              500        6.375% due 1/01/2013                                                                 559
                            1,080        6.375% due 1/01/2013 (o)                                                           1,211
                            5,000        6.50% due 1/01/2020                                                                5,605
                            2,500        6.50% due 1/01/2020 (o)                                                            2,802
                            1,175    North Carolina State Educational Assistance Authority Revenue Bonds (Guaranteed
                                     Student Loan), AMT, Sub-Lien, Series C, 6.35% due 7/01/2016                            1,222
                                     Piedmont, North Carolina, Triad Airport Authority, Airport Revenue Refunding
                                     Bonds, Series A (h):
                            1,000        6.375% due 7/01/2016                                                               1,128
                            1,000        6% due 7/01/2024                                                                   1,107

Ohio--1.2%                  1,000    Cuyahoga County, Ohio, Health Care Facilities Revenue Refunding Bonds (Benjamin
                                     Rose Institute Project), 5.50% due 12/01/2028                                          1,004
                            1,200    Huron County, Ohio, GO, Human Services Building, 7.25% due 12/01/2005 (f)(j)           1,247
                              510    Ohio HFA, Mortgage Revenue Bonds, AMT, Series A-1, 6.15% due 3/01/2029 (d)               523
                            8,000    Ohio State Air Quality Development Authority, Revenue Refunding Bonds (Dayton
                                     Power & Light Company), Series B, 6.40% due 8/15/2027 (f)                              8,022
                            1,000    Ohio State Water Development Authority, Pollution Control Facilities Revenue
                                     Refunding Bonds (Pennsylvania Power Co. Project), 6.15% due 8/01/2023 (c)              1,023
                            1,470    Port of Greater Cincinnati Development Authority, Ohio, Special Assessment
                                     Revenue Bonds (Cooperative Public Parking Infrastructure Project), 6.40% due
                                     2/15/2034                                                                              1,569
                            3,005    Toledo-Lucas County, Ohio, Lodging Tax Revenue Refunding Bonds (Convention
                                     Center Project), 5.70% due 10/01/2015 (f)                                              3,167

Oregon--0.7%                         Forest Grove, Oregon, Campus Improvement Revenue Refunding Bonds (Pacific
                                     University) (m):
                              250        6% due 5/01/2015                                                                     275
                              250        6.20% due 5/01/2020                                                                  277
                            2,485    Jackson County, Oregon, Central Point School District No. 006, GO, 5.75% due
                                     6/15/2010 (e)(j)                                                                       2,791
                                     Oregon State Housing and Community Services Department, Mortgage Revenue Refunding
                                     Bonds (S/F Mortgage Program), Series A:
                               90        6.40% due 7/01/2018                                                                   91
                               60        AMT,6.20% due 7/01/2027                                                               63
                              500    Portland, Oregon, M/F Housing Authority Revenue Bonds (Lovejoy Station Apartments
                                     Project), AMT, 5.90% due 7/01/2023 (f)                                                   528
                            1,000    Portland, Oregon, Sewer System Revenue Bonds, Series A, 5.75% due 8/01/2010 (e)(j)     1,126
                                     Portland, Oregon, Urban Renewal and Redevelopment Revenue Refunding Bonds,
                                     Series A (c):
                            1,000        (Downtown Waterfront), 5.75% due 6/15/2018                                         1,121
                            3,190        (South Park Blocks), 5.75% due 6/15/2018                                           3,577


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Schedule of Investments (continued)                                                       National Portfolio       (In Thousands)
                          Face
State                     Amount     Municipal Bonds                                                                        Value
Pennsylvania--1.0%        $ 2,220    Allegheny County, Pennsylvania, Sanitation Authority, Sewer Revenue Bonds,
                                     5.75% due 12/01/2010 (f)(j)                                                       $    2,518
                            4,000    Pennsylvania State Higher Educational Facilities Authority Revenue Bonds
                                     (University of Pennsylvania Medical Center Health System), Series A, 6% due
                                     1/15/2031                                                                              4,445
                            1,265    Philadelphia, Pennsylvania, Authority for IDR, Commercial Development, 7.75%
                                     due 12/01/2017                                                                         1,293
                            5,000    Sayre, Pennsylvania, Health Care Facilities Authority, Revenue Refunding
                                     Bonds (Guthrie Healthcare System), Series A, 5.875% due 12/01/2031                     5,388

Rhode Island--0.6%          6,815    Rhode Island State Economic Development Corporation, Airport Revenue Bonds,
                                     Series B, 6% due 7/01/2010 (e)(j)                                                      7,796
                            1,000    Rhode Island State Economic Development Corporation Revenue Bonds (Providence
                                     Place Mall), 6.125% due 7/01/2020 (m)                                                  1,135

South Carolina--1.3%                 Medical University Hospital Authority, South Carolina, Hospital Facilities
                                     Revenue Refunding Bonds (j):
                            2,450        6.50% due 8/15/2012                                                                2,942
                            5,400        Series A, 6.375% due 8/15/2012                                                     6,443
                                     Piedmont Municipal Power Agency, South Carolina, Electric Revenue Refunding
                                     Bonds (e):
                            1,745        6.75% due 1/01/2019                                                                2,238
                            1,255        6.75% due 1/01/2019 (a)                                                            1,642
                            5,000    South Carolina Jobs EDA, Residential Care Facilities Revenue Bonds (South
                                     Carolina Episcopal--Still Hopes Residence Project), Series A, 6.375% due 5/15/2032     5,278

South Dakota--0.3%          3,750    Pierre, South Dakota, School District Number 32-2, GO, 5.75% due 8/01/2010 (h)(j)      4,221

Tennessee--2.0%                      Chattanooga, Tennessee, Industrial Development Board, Lease Rent Revenue Bonds
                                     (Southside Redevelopment Corporation) (c):
                            4,485        5.75% due 10/01/2017                                                               4,997
                            3,740        5.75% due 10/01/2018                                                               4,167
                            1,000    Johnson City, Tennessee, Health and Educational Facilities Board, Retirement
                                     Facility Revenue Bonds (Appalachian Christian Village Project), Series A, 6.25%
                                     due 2/15/2032                                                                          1,018
                            4,950    McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds (Recycling Facility--
                                     Calhoun Newsprint), AMT, 7.40% due 12/01/2022                                          4,976
                            5,000    Metropolitan Government of Nashville and Davidson County, Tennessee, GO, 5.875%
                                     due 5/15/2026                                                                          5,167
                                     Shelby County, Tennessee, Health, Educational and Housing Facility Board,
                                     Hospital Revenue Refunding Bonds (Methodist Healthcare):
                            4,380        6.50% due 9/01/2012 (j)                                                            5,247
                            2,920        6.50% due 9/01/2026 (a)                                                            3,485

Texas--13.4%                         Austin, Texas, Convention Center Revenue Bonds (Convention Enterprises Inc.):
                            5,300        First Tier, Series A, 6.60% due 1/01/2021                                          5,671
                            2,300        First Tier, Series A, 6.70% due 1/01/2028                                          2,487
                            6,740        Trust Certificates, Second Tier, Series B, 6% due 1/01/2023                        7,287
                           10,630    Austin, Texas, Revenue Bonds (Town Lake Community Events Center Venue), 6.20%
                                     due 11/15/2009 (e)(j)                                                                 12,008
                                     Bexar County, Texas, Health Facilities Development Corporation, Revenue
                                     Refunding Bonds (Army Retirement Residence Project):
                              600        6.125% due 7/01/2022                                                                 651
                            1,750        6.30% due 7/01/2032                                                                1,903
                            2,280    Brazos River Authority, Texas, PCR, Refunding (Texas Utility Company), AMT,
                                     Series A, 7.70% due 4/01/2033                                                          2,711
                            4,250    Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant Energy Inc.
                                     Project), Series B, 7.75% due 12/01/2018                                               4,715
                            3,700    Brazos River, Texas, Harbor Navigation District, Brazoria County Environmental
                                     Revenue Refunding Bonds (Dow Chemical Company Project), AMT, Series A-7, 6.625%
                                     due 5/15/2033                                                                          4,120
                              885    Central Texas Housing Finance Corporation, S/F Mortgage Revenue Bonds (GNMA
                                     Mortgage Program), AMT, 8.20% due 6/28/2017 (b)(d)                                       929
                            3,620    Dallas-Fort Worth, Texas, International Airport Facility, Improvement Corporation
                                     Revenue Bonds (Learjet Inc.), AMT, Series 2001-A-1, 6.15% due 1/01/2016                3,655
                           18,250    Dallas-Fort Worth, Texas, International Airport Revenue Bonds, DRIVERS, AMT,
                                     Series 201, 9.113% due 11/01/2024 (e)(n)                                              21,598
                            1,260    Fort Bend County, Texas, Municipal Utility District No. 23, GO, 6.625% due
                                     9/01/2007 (j)(m)                                                                       1,363
                                     Gregg County, Texas, Health Facilities Development Corporation, Hospital
                                     Revenue Bonds (Good Shepherd Medical Center Project) (m):
                            1,000        6.875% due 10/01/2020                                                              1,156
                            3,500        6.375% due 10/01/2025                                                              3,965
                            2,465    Gulf Coast, Texas, Waste Disposal Authority, Revenue Refunding Bonds
                                     (International Paper Company), AMT, Series A, 6.10% due 8/01/2024                      2,654
                            2,500    Harris County, Texas, Health Facilities Development Corporation, Revenue
                                     Refunding Bonds (Saint Luke's Episcopal Hospital), Series A, 5.625% due 2/15/2017      2,709


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Schedule of Investments (continued)                                                       National Portfolio       (In Thousands)
                          Face
State                     Amount     Municipal Bonds                                                                        Value
Texas                     $ 3,000    Houston, Texas, Airport System, Special Facilities Revenue Bonds (Continental
(concluded)                          Airlines Terminal Improvement), AMT, Series B, 6.125% due 7/15/2027               $    2,489
                           20,000    Houston, Texas, Combined Utility System, First Lien Revenue Refunding Bonds,
                                     Series A, 5.125% due 5/15/2028 (f)                                                    21,516
                            2,750    La Joya, Texas, Independent School District, GO, 5% due 2/15/2029                      2,908
                            8,080    Matagorda County, Texas, Navigation District No. 1, Revenue Refunding Bonds
                                     (Reliant Energy Inc.), Series C, 8% due 5/01/2029                                      8,898
                            7,350    Matagorda County, Texas, Port of Bay City Authority Revenue Bonds (Hoechst
                                     Celanese Corp. Project), AMT, 6.50% due 5/01/2026                                      7,526
                            4,825    Port Corpus Christi, Texas, Individual Development Corporation, Environmental
                                     Facilities Revenue Bonds (Citgo Petroleum Corporation Project), AMT, 8.25% due
                                     11/01/2031                                                                             5,172
                            1,000    Red River, Texas, Education Finance Revenue Bonds (Saint Mark's School--Texas
                                     Project), 6% due 8/15/2019                                                             1,101
                            1,815    South Plains, Texas, Housing Finance Corporation, S/F Mortgage Revenue Bonds,
                                     AMT, Series A, 7.30% due 9/01/2031 (i)                                                 1,825
                                     Southeast Texas, Housing Finance Corporation Revenue Bonds, AMT (d)(l):
                              100        Series A, 8% due 11/01/2025                                                          105
                              225        Series B, 8.50% due 11/01/2025                                                       238
                                     Texas State Public Finance Authority, Building Revenue Bonds (h)(j):
                            2,100        (General Services Commission Project), Series A, 6% due 2/01/2010                  2,363
                            1,000        (State Preservation Project), Series B, 6% due 8/01/2009                           1,115
                           45,000    Texas State Turnpike Authority, Central Texas Turnpike System Revenue Bonds,
                                     First Tier, Series A, 5.75% due 8/15/2038 (c)                                         50,609
                            4,930    Upper Trinity Regional Water District, Texas, Water Revenue Bonds (Regional
                                     Treated Water Supply System), Series A, 6% due 8/01/2020 (e)                           5,517
                            2,305    Webster, Texas, GO, COP, Series A, 6% due 3/01/2021 (h)                                2,558

Utah--0.1%                    995    Utah State HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series C, Class III,
                                     5.50% due 1/01/2018                                                                    1,037

Virginia--0.6%              2,425    Chesterfield County, Virginia, IDA, PCR, Refunding (Virginia Electric and Power
                                     Company), Series B, 5.875% due 6/01/2017                                               2,671
                                     Norfolk, Virginia, Redevelopment and Housing Authority, First Mortgage Revenue
                                     Bonds (Retirement Community), Series A:
                              500        6% due 1/01/2025                                                                     512
                            1,100        6.125% due 1/01/2035                                                               1,121
                            3,825    Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds, Senior Series
                                     A, 5.50% due 8/15/2028                                                                 3,981

Washington--1.9%            2,065    Kitsap County, Washington, GO, 5.875% due 7/01/2010 (c)(j)                             2,330
                            3,000    Port of Seattle, Washington, Special Facilities Revenue Bonds, Series A, 6% due
                                     9/01/2029 (f)                                                                          3,339
                            3,010    Seattle, Washington, Drain and Wastewater Utility Revenue Bonds, 5.75% due
                                     11/01/2022 (f)                                                                         3,329
                                     Seattle, Washington, Housing Authority Revenue Bonds:
                            2,750        (Newholly Project), AMT, 6.25% due 12/01/2035                                      2,800
                            4,875        (Replacement Housing Project), 6.125% due 12/01/2032                               4,879
                            7,750    Tacoma, Washington, Electric System Revenue Refunding Bonds, Series A, 5.75%
                                     due 1/01/2017 (h)                                                                      8,680
                            1,625    University of Washington, University Revenue Bonds (Student Facilities Fee),
                                     5.875% due 6/01/2010 (h)(j)                                                            1,840

Wisconsin--0.7%                      Wisconsin State Health and Educational Facilities Authority Revenue Bonds
                                     (Synergyhealth Inc.):
                            3,250        6% due 11/15/2023                                                                  3,563
                            3,700        6% due 11/15/2032                                                                  4,023
                            2,725    Wisconsin State, GO, AMT, Series B, 6.20% due 11/01/2026 (f)                           2,732

Wyoming--1.2%               8,400    Sweetwater County, Wyoming, PCR, Refunding (Idaho Power Company Project), Series
                                     A, 6.05% due 7/15/2026 (f)                                                             8,824
                            9,000    Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC Corporation
                                     Project), AMT, Series A, 7% due 6/01/2024                                              9,100

Guam--0.0%                    115    Guam Housing Corporation, S/F Mortgage Revenue Bonds, AMT, Series A, 5.75% due
                                     9/01/2031 (l)                                                                            132

Puerto Rico--3.2%                    Puerto Rico Commonwealth, Highway and Transportation Authority, Transportation
                                     Revenue Bonds:
                            8,045        5.75% due 7/01/2022                                                                9,019
                            2,000        Series B, 5.875% due 7/01/2021 (f)                                                 2,252
                                     Puerto Rico Commonwealth, Infrastructure Financing Authority, Special Tax
                                     and Capital Appreciation Revenue Bonds, Series A:
                           30,000        4.640%* due 7/01/2032 (e)                                                          8,791
                           11,785        4.670%* due 7/01/2036 (c)                                                          2,867
                            5,000        4.772%* due 7/01/2044 (c)                                                            811
                           14,285        4.769%* due 7/01/2045 (e)                                                          2,208


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Schedule of Investments (concluded)                                                       National Portfolio       (In Thousands)
                          Face
                          Amount     Municipal Bonds                                                                        Value
Puerto Rico               $   785    Puerto Rico Commonwealth, Public Improvement, GO, Refunding, 5.70% due
(concluded)                          7/01/2020 (f)                                                                     $      868
                           15,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series NN, 5.125%
                                     due 7/01/2029                                                                         15,902
                            2,000    Puerto Rico Industrial Tourist Educational, Medical and Environmental Control
                                     Facilities Revenue Bonds (Ascension Health), RIB, Series 377, 9.69% due
                                     11/15/2030 (n)                                                                         2,516
                              960    Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue
                                     Bonds, Series E, 5.50% due 8/01/2029                                                   1,035

U.S. Virgin Islands--0.6%   8,000    Virgin Islands Government Refinery Facilities, Revenue Refunding Bonds (Hovensa
                                     Coker Project), AMT, 6.50% due 7/01/2021                                               9,140

                                     Total Municipal Bonds (Cost--$1,308,853)--97.6%                                    1,407,558

                          Shares
                          Held       Short-Term Securities
                            1,923    Merrill Lynch Institutional Tax-Exempt Fund**                                          1,923

                                     Total Short-Term Securities (Cost--$1,923)--0.1%                                       1,923

                          Total Investments (Cost--$1,310,776***)--97.7%                                                1,409,481
                          Other Assets Less Liabilities--2.3%                                                              33,320
                                                                                                                       ----------
                          Net Assets--100.0%                                                                           $1,442,801
                                                                                                                       ==========


  * Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

 ** Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                     (in Thousands)

                                              Net          Dividend
    Affiliate                               Activity         Income

    Merrill Lynch Institutional
    Tax-Exempt Fund                         (15,500)         $565


*** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

                                                     (in Thousands)

    Aggregate cost                                    $   1,310,591
                                                      =============
    Gross unrealized appreciation                     $     100,930
    Gross unrealized depreciation                           (2,040)
                                                      -------------
    Net unrealized appreciaton                        $      98,890
                                                      =============

(a) Escrowed to maturity.

(b) FHA Insured.

(c) AMBAC Insured.

(d) GNMA Collateralized.

(e) FGIC Insured.

(f) MBIA Insured.

(g) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect.
    This rate changes periodically based upon prevailing market rates.

(h) FSA Insured.

(i) FNMA/GNMA Collateralized.

(j) Prerefunded.

(k) XL Capital Insured.

(l) FHLMC Collateralized.

(m) Radian Insured.

(n) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(o) ACA Insured.

    See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Statements of Assets and Liabilities
                                                                                Short Term          Insured           National
As of June 30, 2005                                                             Portfolio          Portfolio         Portfolio
Assets

           Investments in unaffiliated securities, at value*                $   459,597,444    $ 1,044,885,076    $ 1,407,558,332
           Investments in affiliated securities, at value**                           3,784         11,016,723          1,923,245
           Cash                                                                     110,600             62,674             35,616
           Receivables:
               Interest                                                           6,030,281         14,092,105         23,583,253
               Securities sold                                                    6,019,504         18,746,120         27,522,658
               Capital shares sold                                                  351,504            175,549          1,240,221
               Dividends***                                                              --             88,196                123
           Prepaid expenses and other assets                                         48,511            775,649            609,200
                                                                            ---------------    ---------------    ---------------
           Total assets                                                         472,161,628      1,089,842,092      1,462,472,648
                                                                            ---------------    ---------------    ---------------

Liabilities

           Unrealized depreciation on forward interest rate swaps                        --            296,964                 --
           Payables:
               Securities purchased                                              10,552,464         41,462,917         15,184,605
               Dividends to shareholders                                            229,330            798,925          1,482,928
               Capital shares redeemed                                            1,614,169          1,332,709          2,020,387
               Distributor                                                           51,027            136,145            230,894
               Investment adviser                                                   106,086            258,508            468,320
               Other affiliates                                                      32,189             70,548            150,402
           Accrued expenses and other liabilities                                    55,024             98,483            133,728
                                                                            ---------------    ---------------    ---------------
           Total liabilities                                                     12,640,289         44,455,199         19,671,264
                                                                            ---------------    ---------------    ---------------

Net Assets

           Net assets                                                       $   459,521,339    $ 1,045,386,893    $ 1,442,801,384
                                                                            ===============    ===============    ===============

Net Assets Consist of

           Undistributed investment income--net                             $       483,742    $     1,184,748    $       872,793
           Accumulated realized capital gains (losses)--net                     (5,081,508)            199,142       (66,280,009)
           Unrealized appreciation (depreciation)--net                            (364,193)         64,808,824         98,704,918
                                                                            ---------------    ---------------    ---------------
           Total accumulated earnings (losses)--net                             (4,961,959)         66,192,714         33,297,702
                                                                            ---------------    ---------------    ---------------
           Class A Common Stock, $.10 par value++                                 1,411,312          2,278,290          2,327,413
           Class B Common Stock, $.10 par value++++                                 385,839          1,142,658          1,666,135
           Class C Common Stock, $.10 par value++++++                               933,543            808,804          1,011,939
           Class I Common Stock, $.10 par value++++++++                           1,869,859          8,838,183          8,527,853
           Paid-in capital in excess of par                                     459,882,745        966,126,244      1,395,970,342
                                                                            ---------------    ---------------    ---------------
           Net Assets                                                       $   459,521,339    $ 1,045,386,893    $ 1,442,801,384
                                                                            ===============    ===============    ===============


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Statements of Assets and Liabilities (concluded)
                                                                                Short Term          Insured           National
As of June 30, 2005                                                             Portfolio          Portfolio         Portfolio
Net Asset Value

           Class A:
               Net assets                                                   $   141,172,038    $   182,215,679    $   248,230,825
                                                                            ===============    ===============    ===============
               Shares outstanding                                                14,113,120         22,782,900         23,274,126
                                                                            ===============    ===============    ===============
               Net asset value and redemption price per share               $         10.00    $          8.00    $         10.67
                                                                            ===============    ===============    ===============
           Class B:
               Net assets                                                   $    38,564,865    $    91,355,062    $   177,552,509
                                                                            ===============    ===============    ===============
               Shares outstanding                                                 3,858,391         11,426,576         16,661,350
                                                                            ===============    ===============    ===============
               Net asset value and redemption price per share               $         10.00    $          7.99    $         10.66
                                                                            ===============    ===============    ===============
           Class C:
               Net assets                                                   $    92,907,491    $    64,682,117    $   107,893,027
                                                                            ===============    ===============    ===============
               Shares outstanding                                                 9,335,430          8,088,036         10,119,385
                                                                            ===============    ===============    ===============
               Net asset value and redemption price per share               $          9.95    $          8.00    $         10.66
                                                                            ===============    ===============    ===============
           Class I:
               Net assets                                                   $   186,876,945    $   707,134,035    $   909,125,023
                                                                            ===============    ===============    ===============
               Shares outstanding                                                18,698,587         88,381,830         85,278,526
                                                                            ===============    ===============    ===============
               Net asset value and redemption price per share               $          9.99    $          8.00    $         10.66
                                                                            ===============    ===============    ===============
           *   Identified cost                                              $   459,961,637    $   979,779,288    $ 1,308,853,414
                                                                            ===============    ===============    ===============
           **  Identified cost for affiliated securities                    $         3,784    $    11,016,723    $     1,923,245
                                                                            ===============    ===============    ===============
           *** Dividends from affiliates                                                 --    $            26    $           123
                                                                            ===============    ===============    ===============
            ++ Authorized shares--Class A                                       150,000,000        500,000,000        375,000,000
                                                                            ===============    ===============    ===============
          ++++ Authorized shares--Class B                                       150,000,000        375,000,000        375,000,000
                                                                            ===============    ===============    ===============
        ++++++ Authorized shares--Class C                                       150,000,000        375,000,000        375,000,000
                                                                            ===============    ===============    ===============
      ++++++++ Authorized shares--Class I                                       150,000,000        500,000,000        375,000,000
                                                                            ===============    ===============    ===============

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Statements of Operations
                                                                                Short Term          Insured           National
For the Year Ended June 30, 2005                                                Portfolio          Portfolio         Portfolio
Investment Income

           Interest                                                         $    12,951,469    $    52,387,620    $    79,360,121
           Dividends*                                                               434,603          1,640,437            565,221
           Other                                                                         --             88,042                 --
                                                                            ---------------    ---------------    ---------------
           Total income                                                          13,386,072         54,116,099         79,925,342
                                                                            ---------------    ---------------    ---------------

Expenses

           Investment advisory fees                                               1,948,338          3,912,421          6,798,398
           Account maintenance and distribution fees--Class B                       179,363            773,990          1,478,014
           Account maintenance and distribution fees--Class C                       423,459            508,491            731,864
           Account maintenance fees--Class A                                        194,346            453,808            562,010
           Accounting services                                                      194,880            321,112            411,321
           Transfer agent fees--Class I                                              65,010            267,309            595,334
           Transfer agent fees--Class A                                              58,960             66,825            146,727
           Transfer agent fees--Class B                                              19,542             46,163            145,788
           Registration fees                                                         66,513             56,253             68,715
           Professional fees                                                         44,921             55,214             59,661
           Custodian fees                                                            38,003             57,606             80,178
           Printing and shareholder reports                                          35,757             58,521             77,539
           Transfer agent fees--Class C                                              44,086             28,339             67,966
           Pricing services                                                          16,679             21,975             54,188
           Directors' fees and expenses                                              13,118             20,500             26,383
           Other                                                                     44,023             55,241                 --
                                                                            ---------------    ---------------    ---------------
           Total expenses before waiver                                           3,386,998          6,703,768         11,304,086
           Waiver of expenses                                                      (49,706)           (48,267)           (69,530)
                                                                            ---------------    ---------------    ---------------
           Total expenses after waiver                                            3,337,292          6,655,501         11,234,556
                                                                            ---------------    ---------------    ---------------
           Investment income--net                                                10,048,780         47,460,598         68,690,786
                                                                            ---------------    ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                 (3,447,006)         16,217,910         11,191,578
               Futures contracts and forward interest rate swaps--net                    --          (162,646)                 --
                                                                            ---------------    ---------------    ---------------
           Total realized and unrealized gain (loss)--net                       (3,447,006)         16,055,264         11,191,578
                                                                            ---------------    ---------------    ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                     505,798         25,702,681         39,336,379
               Forward interest rate swaps--net                                          --           (15,099)                 --
                                                                            ---------------    ---------------    ---------------
           Total unrealized appreciation--net                                       505,798         25,687,582         39,336,379
                                                                            ---------------    ---------------    ---------------
           Total realized and unrealized gain (loss)--net                       (2,941,208)         41,742,846         50,527,957
                                                                            ---------------    ---------------    ---------------
           Net Increase in Net Assets Resulting from Operations             $     7,107,572    $    89,203,444    $   119,218,743
                                                                            ===============    ===============    ===============
               * Dividends from affiliates                                  $       434,603    $       347,170    $       565,221
                                                                            ===============    ===============    ===============

                 See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Statements of Changes in Net Assets                                                                          Short Term Portfolio
                                                                                                       For the Year Ended
                                                                                                            June 30,
Increase (Decrease) in Net Assets:                                                                   2005               2004
Operations

           Investment income--net                                                              $    10,048,780    $    12,246,871
           Realized loss--net                                                                      (3,447,006)        (1,056,145)
           Change in unrealized depreciation--net                                                      505,798        (8,070,447)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                      7,107,572          3,120,279
                                                                                               ---------------    ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                             (3,411,719)        (4,538,777)
               Class B                                                                               (770,673)        (1,050,664)
               Class C                                                                             (1,822,838)        (2,160,826)
               Class I                                                                             (4,042,560)        (4,488,624)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to shareholders                    (10,047,790)       (12,238,891)
                                                                                               ---------------    ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions                    (233,513,320)       (14,166,003)
                                                                                               ---------------    ---------------

Net Assets

           Total decrease in net assets                                                          (236,453,538)       (23,284,615)
           Beginning of year                                                                       695,974,877        719,259,492
                                                                                               ---------------    ---------------
           End of year*                                                                        $   459,521,339    $   695,974,877
                                                                                               ===============    ===============
               * Undistributed investment income--net                                          $       483,742    $       482,491
                                                                                               ===============    ===============

                 See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Statements of Changes in Net Assets (continued)                                                                 Insured Portfolio
                                                                                                       For the Year Ended
                                                                                                            June 30,
Increase (Decrease) in Net Assets:                                                                   2005               2004
Operations

           Investment income--net                                                              $    47,460,598    $    57,675,729
           Realized gain--net                                                                       16,055,264          5,207,367
           Change in unrealized appreciation--net                                                   25,687,582       (62,104,593)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                     89,203,444            778,503
                                                                                               ---------------    ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                             (7,853,231)        (8,990,802)
               Class B                                                                             (3,953,506)        (5,785,538)
               Class C                                                                             (2,393,785)        (2,766,852)
               Class I                                                                            (33,236,480)       (40,101,428)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to shareholders                    (47,437,002)       (57,644,620)
                                                                                               ---------------    ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions                     (86,014,174)      (123,327,160)
                                                                                               ---------------    ---------------

Net Assets

           Total decrease in net assets                                                           (44,247,732)      (180,193,277)
           Beginning of year                                                                     1,089,634,625      1,269,827,902
                                                                                               ---------------    ---------------
           End of year*                                                                        $ 1,045,386,893    $ 1,089,634,625
                                                                                               ===============    ===============
               * Undistributed investment income--net                                          $     1,184,748    $     1,161,152
                                                                                               ===============    ===============

                 See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Statements of Changes in Net Assets (concluded)                                                                National Portfolio
                                                                                                       For the Year Ended
                                                                                                            June 30,
Increase (Decrease) in Net Assets:                                                                   2005               2004
Operations

           Investment income--net                                                              $    68,690,786    $    61,264,642
           Realized gain (loss)--net                                                                11,191,578        (1,437,730)
           Change in unrealized appreciation--net                                                   39,336,379       (32,654,407)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                    119,218,743         27,172,505
                                                                                               ---------------    ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                            (10,680,106)       (10,513,482)
               Class B                                                                             (8,386,163)       (12,045,994)
               Class C                                                                             (3,829,101)        (3,332,550)
               Class I                                                                            (45,655,416)       (35,485,746)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to shareholders                    (68,550,786)       (61,377,772)
                                                                                               ---------------    ---------------

Capital Share Transactions

           Net increase (decrease) in net assets derived from capital share transactions          (15,324,652)        217,980,200
                                                                                               ---------------    ---------------

Net Assets

           Total increase in net assets                                                             35,343,305        183,774,933
           Beginning of year                                                                     1,407,458,079      1,223,683,146
                                                                                               ---------------    ---------------
           End of year*                                                                        $ 1,442,801,384    $ 1,407,458,079
                                                                                               ===============    ===============
               * Undistributed investment income--net                                          $       872,793    $       806,143
                                                                                               ===============    ===============

                 See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Financial Highlights                                                                                         Short Term Portfolio
                                                                                             Class A

The following per share data and ratios have been derived                          For the Year Ended June 30,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    10.06    $    10.18   $    10.14   $    10.06   $     9.86
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net                                      .18++         .17++        .24++          .32          .38
           Realized and unrealized gain (loss)--net                    (.06)         (.12)          .04          .08          .20
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .12           .05          .28          .40          .58
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends from investment income--net                  (.18)         (.17)        (.24)        (.32)        (.38)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    10.00    $    10.06   $    10.18   $    10.14   $    10.06
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                          1.20%          .50%        2.77%        3.99%        5.96%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                                      .53%          .52%         .52%         .56%         .54%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses                                                     .54%          .53%         .53%         .56%         .54%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      1.76%         1.68%        2.31%        3.13%        3.80%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  141,172    $  244,741   $  248,454   $  140,744   $   42,619
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         87.42%        69.08%       44.61%       74.74%       51.94%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Financial Highlights (continued)                                                                             Short Term Portfolio
                                                                                             Class B

The following per share data and ratios have been derived                          For the Year Ended June 30,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    10.05    $    10.17   $    10.13   $    10.06   $     9.86
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net                                      .15++         .14++        .21++          .29          .35
           Realized and unrealized gain (loss)--net                    (.05)         (.12)          .04          .07          .20
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .10           .02          .25          .36          .55
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends from investment income--net                  (.15)         (.14)        (.21)        (.29)        (.35)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    10.00    $    10.05   $    10.17   $    10.13   $    10.06
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                          1.04%          .24%        2.51%        3.62%        5.69%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                                      .79%          .77%         .78%         .82%         .80%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses                                                     .80%          .78%         .79%         .82%         .80%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      1.50%         1.43%        2.10%        2.87%        3.55%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $   38,565    $   63,135   $   83,886   $   81,967   $   31,480
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         87.42%        69.08%       44.61%       74.74%       51.94%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Financial Highlights (continued)                                                                             Short Term Portfolio
                                                                                             Class C

The following per share data and ratios have been derived                          For the Year Ended June 30,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    10.01    $    10.13   $    10.09   $    10.01   $     9.82
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net                                      .15++         .14++        .19++          .29          .35
           Realized and unrealized gain (loss)--net                    (.06)         (.12)          .06          .08          .19
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .09           .02          .25          .37          .54
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends from investment income--net                  (.15)         (.14)        (.21)        (.29)        (.35)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $     9.95    $    10.01   $    10.13   $    10.09   $    10.01
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                           .94%          .23%        2.52%        3.72%        5.59%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                                      .79%          .77%         .78%         .82%         .81%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses                                                     .80%          .78%         .79%         .82%         .81%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      1.51%         1.42%        1.92%        2.91%        3.53%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $   92,907    $  144,656   $  135,782   $    1,596   $      602
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         87.42%        69.08%       44.61%       74.74%       51.94%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Financial Highlights (continued)                                                                             Short Term Portfolio
                                                                                             Class I

The following per share data and ratios have been derived                          For the Year Ended June 30,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    10.05    $    10.17   $    10.13   $    10.05   $     9.85
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net                                      .19++         .18++        .27++          .34          .39
           Realized and unrealized gain (loss)--net                    (.06)         (.12)          .02          .08          .20
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .13           .06          .29          .42          .59
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends from investment income--net                  (.19)         (.18)        (.25)        (.34)        (.39)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $     9.99    $    10.05   $    10.17   $    10.13   $    10.05
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                          1.30%          .59%        2.87%        4.10%        6.07%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                                      .43%          .42%         .42%         .46%         .44%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses                                                     .44%          .43%         .43%         .46%         .44%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      1.88%         1.78%        2.44%        3.30%        3.91%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  186,877    $  243,443   $  251,137   $  204,936   $  191,481
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         87.42%        69.08%       44.61%       74.74%       51.94%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Financial Highlights (continued)                                                                                Insured Portfolio
                                                                                             Class A

The following per share data and ratios have been derived                          For the Year Ended June 30,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $     7.70    $     8.07   $     7.79   $     7.69   $     7.36
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net                                    .34++++       .38++++      .39++++          .39          .37
           Realized and unrealized gain (loss)--net                      .30         (.37)          .28          .10          .33
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .64           .01          .67          .49          .70
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.34)         (.38)        (.39)        (.39)        (.37)
               Realized gain--net                                         --            --           --         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Total dividends and distributions                           (.34)         (.38)        (.39)        (.39)        (.37)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $     8.00    $     7.70   $     8.07   $     7.79   $     7.69
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                          8.47%          .10%        8.77%        6.63%        9.74%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                                      .71%          .71%         .71%         .72%         .70%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses                                                     .71%          .71%         .71%         .72%         .70%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      4.33%         4.79%        4.88%        5.10%        4.94%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  182,216    $  183,007   $  187,805   $  161,110   $  145,688
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         55.00%        49.27%       38.17%       32.78%       64.39%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Amount is less than $(.01) per share.

          ++++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Financial Highlights (continued)                                                                                Insured Portfolio
                                                                                             Class B

The following per share data and ratios have been derived                          For the Year Ended June 30,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $     7.69    $     8.07   $     7.79   $     7.68   $     7.36
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net                                    .30++++       .34++++      .35++++          .36          .34
           Realized and unrealized gain (loss)--net                      .30         (.38)          .28          .11          .32
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .60         (.04)          .63          .47          .66
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.30)         (.34)        (.35)        (.36)        (.34)
               Realized gain--net                                         --            --           --         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Total dividends and distributions                           (.30)         (.34)        (.35)        (.36)        (.34)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $     7.99    $     7.69   $     8.07   $     7.79   $     7.68
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                          7.93%        (.53%)        8.21%        6.23%        9.04%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                                     1.21%         1.21%        1.22%        1.23%        1.21%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses                                                    1.22%         1.22%        1.22%        1.23%        1.21%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      3.83%         4.29%        4.38%        4.58%        4.43%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $   91,355    $  111,524   $  160,177   $  182,241   $  223,710
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         55.00%        49.27%       38.17%       32.78%       64.39%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Amount is less than $(.01) per share.

          ++++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Financial Highlights (continued)                                                                                Insured Portfolio
                                                                                             Class C

The following per share data and ratios have been derived                          For the Year Ended June 30,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $     7.69    $     8.07   $     7.79   $     7.68   $     7.36
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net                                    .30++++       .33++++      .34++++          .35          .33
           Realized and unrealized gain (loss)--net                      .31         (.38)          .28          .11          .32
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .61         (.05)          .62          .46          .65
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.30)         (.33)        (.34)        (.35)        (.33)
               Realized gain--net                                         --            --           --         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Total dividends and distributions                           (.30)         (.33)        (.34)        (.35)        (.33)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $     8.00    $     7.69   $     8.07   $     7.79   $     7.68
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                          8.01%        (.58%)        8.16%        6.18%        8.99%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                                     1.26%         1.26%        1.27%        1.28%        1.26%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses                                                    1.27%         1.27%        1.27%        1.28%        1.26%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      3.77%         4.23%        4.31%        4.56%        4.38%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $   64,682    $   61,794   $   66,089   $   34,541   $   14,392
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         55.00%        49.27%       38.17%       32.78%       64.39%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Amount is less than $(.01) per share.

          ++++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Financial Highlights (continued)                                                                                Insured Portfolio
                                                                                             Class I

The following per share data and ratios have been derived                          For the Year Ended June 30,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $     7.70    $     8.07   $     7.80   $     7.69   $     7.36
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net                                    .36++++       .40++++      .41++++          .41          .39
           Realized and unrealized gain (loss)--net                      .30         (.37)          .27          .11          .33
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .66           .03          .68          .52          .72
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.36)         (.40)        (.41)        (.41)        (.39)
               Realized gain--net                                         --            --           --         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Total dividends and distributions                           (.36)         (.40)        (.41)        (.41)        (.39)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $     8.00    $     7.70   $     8.07   $     7.80   $     7.69
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                          8.74%          .35%        8.88%        7.03%       10.01%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                                      .46%          .46%         .46%         .47%         .45%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses                                                     .46%          .46%         .46%         .47%         .45%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      4.58%         5.04%        5.13%        5.35%        5.19%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  707,134    $  733,310   $  855,757   $  878,018   $  920,597
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         55.00%        49.27%       38.17%       32.78%       64.39%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Amount is less than $(.01) per share.

          ++++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Financial Highlights (continued)                                                                               National Portfolio
                                                                                             Class A

The following per share data and ratios have been derived                          For the Year Ended June 30,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    10.29    $    10.54   $    10.27   $    10.15   $     9.71
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net                                     .50+++        .52+++       .53+++          .53          .52
           Realized and unrealized gain (loss)--net                      .38         (.25)          .27          .12          .44
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .88           .27          .80          .65          .96
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.50)         (.52)        (.53)        (.53)        (.52)
               Realized gain--net                                         --            --           --         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Total dividends and distributions                           (.50)         (.52)        (.53)        (.53)        (.52)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    10.67    $    10.29   $    10.54   $    10.27   $    10.15
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                          8.73%         2.62%        7.98%        6.72%       10.04%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                                      .84%          .85%         .84%         .87%         .83%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses                                                     .85%          .85%         .84%         .87%         .83%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      4.76%         4.97%        5.10%        5.30%        5.16%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  248,231    $  207,376   $  200,108   $  137,225   $  124,082
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         35.28%        22.46%       37.75%       35.75%       80.88%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Amount is less than $(.01) per share.

           +++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Financial Highlights (continued)                                                                               National Portfolio
                                                                                             Class B

The following per share data and ratios have been derived                          For the Year Ended June 30,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    10.28    $    10.53   $    10.26   $    10.14   $     9.70
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net                                     .45+++        .47+++       .48+++          .53          .46
           Realized and unrealized gain (loss)--net                      .38         (.26)          .27          .12          .44
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .83           .21          .75          .65          .90
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.45)         (.46)        (.48)        (.53)        (.46)
               Realized gain--net                                         --            --           --         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Total dividends and distributions                           (.45)         (.46)        (.48)        (.53)        (.46)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    10.66    $    10.28   $    10.53   $    10.26   $    10.14
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                          8.18%         2.10%        7.43%        6.18%        9.49%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                                     1.35%         1.35%        1.34%        1.38%        1.34%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses                                                    1.36%         1.36%        1.35%        1.38%        1.34%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      4.27%         4.47%        4.59%        4.80%        4.67%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  177,553    $  217,814   $  321,477   $  295,827   $  227,592
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         35.28%        22.46%       37.75%       35.75%       80.88%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Amount is less than $(.01) per share.

           +++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Financial Highlights (continued)                                                                               National Portfolio
                                                                                             Class C

The following per share data and ratios have been derived                          For the Year Ended June 30,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    10.29    $    10.54   $    10.26   $    10.14   $     9.71
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net                                     .44+++        .46+++       .47+++          .53          .46
           Realized and unrealized gain (loss)--net                      .37         (.25)          .28          .12          .43
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .81           .21          .75          .65          .89
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.44)         (.46)        (.47)        (.53)        (.46)
               Realized gain--net                                         --            --           --         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Total dividends and distributions                           (.44)         (.46)        (.47)        (.53)        (.46)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    10.66    $    10.29   $    10.54   $    10.26   $    10.14
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                          8.02%         2.05%        7.48%        6.13%        9.33%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                                     1.40%         1.40%        1.39%        1.43%        1.39%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses                                                    1.41%         1.41%        1.40%        1.43%        1.39%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      4.20%         4.42%        4.54%        4.76%        4.61%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  107,893    $   74,849   $   77,906   $   52,822   $   31,880
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         35.28%        22.46%       37.75%       35.75%       80.88%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Amount is less than $(.01) per share.

           +++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Financial Highlights (concluded)                                                                               National Portfolio
                                                                                             Class I

The following per share data and ratios have been derived                          For the Year Ended June 30,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    10.29    $    10.54   $    10.26   $    10.14   $     9.70
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net                                     .53+++        .55+++       .56+++          .62          .54
           Realized and unrealized gain (loss)--net                      .37         (.25)          .28          .12          .44
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .90           .30          .84          .74          .98
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.53)         (.55)        (.56)        (.62)        (.54)
               Realized gain--net                                         --            --           --         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Total dividends and distributions                           (.53)         (.55)        (.56)        (.62)        (.54)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    10.66    $    10.29   $    10.54   $    10.26   $    10.14
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                          8.89%         2.88%        8.34%        6.98%       10.32%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                                      .59%          .60%         .59%         .62%         .58%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses                                                     .60%          .60%         .59%         .62%         .58%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      5.02%         5.23%        5.35%        5.55%        5.42%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  909,125    $  907,419   $  624,192   $  626,935   $  653,685
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         35.28%        22.46%       37.75%       35.75%       80.88%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Amount is less than $(.01) per share.

           +++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Municipal Bond Fund, Inc. ("the Fund") (consisting of Merrill Lynch Short Term Portfolio (formerly Merrill Lynch Limited Portfolio), Merrill Lynch Insured Portfolio and Merrill Lynch National Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund's Portfolios offer multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolios deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005



Notes to Financial Statements (continued)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolios amortize all premiums and discounts on debt securities.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses--Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each Portfolio included in the Fund.

(h) Insurance--Insured Portfolio: Where bonds in the Portfolio have not been insured pursuant to policies obtained by the issuer, the Fund has obtained insurance with respect to the payment of interest and principal of each bond. Such insurance is valid as long as the bonds are held by the Portfolio.

(i) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, with respect to the Short Term Portfolio, $261 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of a permanent difference attributable to non-deductible expenses.

In addition, with respect to the National Portfolio, $71,687 has been reclassified between undistributed net investment income and paid-in capital in excess of par and $1,663 has been reclassified between undistributed net investment income and accumulated net realized capital gains as a result of permanent differences attributable to the payment of reorganization expenses and amortization methods for premiums and discounts on fixed income securities. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the average daily value of the Fund's net assets.


                                                  Rate of Advisory Fee

Aggregate of Average Daily               Short
Net Assets of the Three                   Term        Insured       National
Combined Portfolios                  Portfolio      Portfolio      Portfolio

Not exceeding $250 million               .40 %          .40 %        .50 %
In excess of $250 million but
   not exceeding $400 million            .375           .375         .475
In excess of $400 million but
   not exceeding $550 million            .35            .375         .475
In excess of $550 million but
   not exceeding $1.5 billion            .325           .375         .475
In excess of $1.5 billion                .325           .35          .475


FAM has agreed to waive its advisory fee for each Portfolio by the amount of advisory fee each Portfolio pays to FAM indirectly through each Portfolio's investment in the Merrill Lynch Institutional Tax-Exempt Fund. For the year ended June 30, 2005, FAM waived Short Term Portfolio, Insured Portfolio and National Portfolio in the amounts of $49,706, $48,267 and $69,530, respectively.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005



Notes to Financial Statements (continued)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                                Account Maintenance Fees

Portfolio                              Class A        Class B        Class C

Short Term                               .10%           .15%           .15%
Insured                                  .25%           .25%           .25%
National                                 .25%           .25%           .25%


                                                   Distribution Fees

Portfolio                              Class A        Class B        Class C

Short Term                                --            .20%           .20%
Insured                                   --            .50%           .55%
National                                  --            .50%           .55%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares follows:

                                 FAMD                        MLPF&S

Portfolio               Class A        Class I        Class A        Class I

Short Term             $  1,379       $    221      $  13,706       $  1,436
Insured                $  7,601       $  7,751      $  72,966       $ 44,421
National               $ 21,441       $ 18,289      $ 178,552       $ 77,861


For the year ended June 30, 2005, MLPF&S received contingent deferred sales charges of $314,970 relating to transactions in Class B Shares, amounting to $53,013, $89,195 and $172,762 in the Short Term, Insured and National Portfolios, respectively, and $47,556 relating to transactions in Class C Shares, amounting to $24,829, $3,140 and $19,587 in the Short Term, Insured and National Portfolios, respectively. Furthermore, MLPF&S received deferred sales charges of $26 relating to transactions subject to front-end sales charge waivers in Class A Shares for the Short Term Portfolio.

In addition, MLPF&S received $1,000 in commissions on the execution of portfolio transactions in the Insured Portfolio for the year ended June 30, 2005.

For the year ended June 30, 2005, the Fund reimbursed FAM $14,851, $24,126 and $30,232 in the Short Term, Insured and National Portfolios, respectively, for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2005 were as follows:

                                           Purchases              Sales

Short Term Portfolio                    $422,756,347       $474,079,321
Insured Portfolio                       $581,147,883       $659,868,484
National Portfolio                      $497,476,736       $483,540,681


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions for the years ended June 30, 2005 and June 30, 2004 were $(233,513,320) and $(14,166,003), respectively, for the Short Term Portfolio; $(86,014,174) and $(123,327,160), respectively, for the Insured Portfolio; and $(15,324,652) and $217,980,200, respectively, for the National Portfolio.

Transactions in capital shares for each class were as follows:


Short Term Portfolio

Class A Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                3,374,057    $    33,962,460
Automatic conversion of shares               146,594          1,473,218
Shares issued to shareholders in
   reinvestment of dividends                 184,448          1,850,964
                                     ---------------    ---------------
Total issued                               3,705,099         37,286,642
Shares redeemed                         (13,930,419)      (139,907,342)
                                     ---------------    ---------------
Net decrease                            (10,225,320)    $ (102,620,700)
                                     ===============    ===============



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005



Notes to Financial Statements (continued)


Short Term Portfolio

Class A Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                               16,779,060    $   170,216,123
Automatic conversion of shares               774,841          7,859,627
Shares issued to shareholders in
   reinvestment of dividends                 259,274          2,627,508
                                     ---------------    ---------------
Total issued                              17,813,175        180,703,258
Shares redeemed                         (17,884,341)      (181,029,076)
                                     ---------------    ---------------
Net decrease                                (71,166)    $     (325,818)
                                     ===============    ===============


Short Term Portfolio

Class B Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  269,378    $     2,707,532
Shares issued to shareholders in
   reinvestment of dividends                  48,450            485,847
                                     ---------------    ---------------
Total issued                                 317,828          3,193,379
                                     ---------------    ---------------
Automatic conversion of shares             (146,687)        (1,473,218)
Shares redeemed                          (2,595,792)       (26,034,176)
                                     ---------------    ---------------
Total redeemed                           (2,742,479)       (27,507,394)
                                     ---------------    ---------------
Net decrease                             (2,424,651)    $  (24,314,015)
                                     ===============    ===============


Short Term Portfolio

Class B Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                1,583,097    $    16,032,729
Shares issued to shareholders in
   reinvestment of dividends                  66,270            671,027
                                     ---------------    ---------------
Total issued                               1,649,367         16,703,756
                                     ---------------    ---------------
Automatic conversion of shares             (775,261)        (7,859,627)
Shares redeemed                          (2,838,410)       (28,733,527)
                                     ---------------    ---------------
Total redeemed                           (3,613,671)       (36,593,154)
                                     ---------------    ---------------
Net decrease                             (1,964,304)    $  (19,889,398)
                                     ===============    ===============


Short Term Portfolio

Class C Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                1,680,127    $    16,793,553
Shares issued to shareholders in
   reinvestment of dividends                 117,775          1,175,754
                                     ---------------    ---------------
Total issued                               1,797,902         17,969,307
Shares redeemed                          (6,920,737)       (69,093,002)
                                     ---------------    ---------------
Net decrease                             (5,122,835)    $  (51,123,695)
                                     ===============    ===============


Short Term Portfolio

Class C Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                7,434,781    $    74,991,846
Shares issued to shareholders in
   reinvestment of dividends                 138,151          1,392,490
                                     ---------------    ---------------
Total issued                               7,572,932         76,384,336
Shares redeemed                          (6,522,342)       (65,705,019)
                                     ---------------    ---------------
Net increase                               1,050,590    $    10,679,317
                                     ===============    ===============


Short Term Portfolio

Class I Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                2,389,803    $    23,968,954
Shares issued to shareholders in
   reinvestment of dividends                 246,614          2,472,327
                                     ---------------    ---------------
Total issued                               2,636,417         26,441,281
Shares redeemed                          (8,166,900)       (81,896,191)
                                     ---------------    ---------------
Net decrease                             (5,530,483)    $  (55,454,910)
                                     ===============    ===============


Short Term Portfolio

Class I Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                7,654,936    $    77,520,808
Shares issued to shareholders in
   reinvestment of dividends                 279,125          2,825,785
                                     ---------------    ---------------
Total issued                               7,934,061         80,346,593
Shares redeemed                          (8,397,998)       (84,976,697)
                                     ---------------    ---------------
Net decrease                               (463,937)    $   (4,630,104)
                                     ===============    ===============


Insured Portfolio

Class A Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                1,066,208    $     8,437,549
Automatic conversion of shares             1,094,647          8,649,488
Shares issued to shareholders in
   reinvestment of dividends                 495,949          3,921,138
                                     ---------------    ---------------
Total issued                               2,656,804         21,008,175
Shares redeemed                          (3,656,199)       (28,860,424)
                                     ---------------    ---------------
Net decrease                               (999,395)    $   (7,852,249)
                                     ===============    ===============



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005



Notes to Financial Statements (continued)


Insured Portfolio

Class A Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                1,293,482    $    10,118,653
Automatic conversion of shares             2,938,903         23,195,012
Shares issued to shareholders in
   reinvestment of dividends                 542,688          4,271,669
                                     ---------------    ---------------
Total issued                               4,775,073         37,585,334
Shares redeemed                          (4,263,021)       (33,478,095)
                                     ---------------    ---------------
Net increase                                 512,052    $     4,107,239
                                     ===============    ===============


Insured Portfolio

Class B Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  283,542    $     2,237,673
Shares issued to shareholders in
   reinvestment of dividends                 218,648          1,727,424
                                     ---------------    ---------------
Total issued                                 502,190          3,965,097
                                     ---------------    ---------------
Automatic conversion of shares           (1,094,676)        (8,649,488)
Shares redeemed                          (2,479,128)       (19,581,853)
                                     ---------------    ---------------
Total redeemed                           (3,573,804)       (28,231,341)
                                     ---------------    ---------------
Net decrease                             (3,071,614)    $  (24,266,244)
                                     ===============    ===============


Insured Portfolio

Class B Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                  899,906    $     7,113,726
Shares issued to shareholders in
   reinvestment of dividends                 325,764          2,563,893
                                     ---------------    ---------------
Total issued                               1,225,670          9,677,619
                                     ---------------    ---------------
Automatic conversion of shares           (2,939,322)       (23,195,012)
Shares redeemed                          (3,642,371)       (28,526,319)
                                     ---------------    ---------------
Total redeemed                           (6,581,693)       (51,721,331)
                                     ---------------    ---------------
Net decrease                             (5,356,023)    $  (42,043,712)
                                     ===============    ===============


Insured Portfolio

Class C Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                1,281,216    $    10,135,537
Shares issued to shareholders in
   reinvestment of dividends                 162,591          1,285,374
                                     ---------------    ---------------
Total issued                               1,443,807         11,420,911
Shares redeemed                          (1,386,798)       (10,955,958)
                                     ---------------    ---------------
Net increase                                  57,009    $       464,953
                                     ===============    ===============


Insured Portfolio

Class C Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                1,599,948    $    12,660,609
Shares issued to shareholders in
   reinvestment of dividends                 187,529          1,476,225
                                     ---------------    ---------------
Total issued                               1,787,477         14,136,834
Shares redeemed                          (1,946,278)       (15,252,191)
                                     ---------------    ---------------
Net decrease                               (158,801)    $   (1,115,357)
                                     ===============    ===============


Insured Portfolio

Class I Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                1,160,854    $     9,184,822
Shares issued to shareholders in
   reinvestment of dividends               1,785,849         14,124,090
                                     ---------------    ---------------
Total issued                               2,946,703         23,308,912
Shares redeemed                          (9,826,814)       (77,669,546)
                                     ---------------    ---------------
Net decrease                             (6,880,111)    $  (54,360,634)
                                     ===============    ===============


Insured Portfolio

Class I Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                1,834,025    $    14,548,109
Shares issued to shareholders in
   reinvestment of dividends               2,141,518         16,867,743
                                     ---------------    ---------------
Total issued                               3,975,543         31,415,852
Shares redeemed                         (14,710,762)      (115,691,182)
                                     ---------------    ---------------
Net decrease                            (10,735,219)    $  (84,275,330)
                                     ===============    ===============


National Portfolio

Class A Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                5,528,841    $    58,067,896
Automatic conversion of shares             1,765,411         18,581,047
Shares issued to shareholders in
   reinvestment of dividends                 477,278          5,031,328
                                     ---------------    ---------------
Total issued                               7,771,530         81,680,271
Shares redeemed                          (4,647,158)       (48,641,136)
                                     ---------------    ---------------
Net increase                               3,124,372    $    33,039,135
                                     ===============    ===============



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005



Notes to Financial Statements (continued)


National Portfolio

Class A Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                3,242,405    $    34,070,043
Automatic conversion of shares             3,679,692         38,392,291
Shares issued to shareholders in
   reinvestment of dividends                 468,701          4,887,876
                                     ---------------    ---------------
Total issued                               7,390,798         77,350,210
Shares redeemed                          (6,225,568)       (64,975,100)
                                     ---------------    ---------------
Net increase                               1,165,230    $    12,375,110
                                     ===============    ===============


National Portfolio

Class B Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  628,757     $    6,605,915
Shares issued to shareholders in
   reinvestment of dividends                 330,341          3,477,776
                                     ---------------    ---------------
Total issued                                 959,098         10,083,691
                                     ---------------    ---------------
Automatic conversion of shares           (1,766,807)       (18,581,047)
Shares redeemed                          (3,712,735)       (39,022,894)
                                     ---------------    ---------------
Total redeemed                           (5,479,542)       (57,603,941)
                                     ---------------    ---------------
Net decrease                             (4,520,444)    $  (47,520,250)
                                     ===============    ===============


National Portfolio

Class B Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                1,044,188    $    10,862,907
Shares issued to shareholders in
   reinvestment of dividends                 485,738          5,059,800
                                     ---------------    ---------------
Total issued                               1,529,926         15,922,707
                                     ---------------    ---------------
Automatic conversion of shares           (3,682,766)       (38,392,291)
Shares redeemed                          (7,189,222)       (74,707,980)
                                     ---------------    ---------------
Total redeemed                          (10,871,988)      (113,100,271)
                                     ---------------    ---------------
Net decrease                             (9,342,062)    $  (97,177,564)
                                     ===============    ===============


National Portfolio

Class C Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                4,140,886     $   43,609,428
Shares issued to shareholders in
   reinvestment of dividends                 217,764          2,295,644
                                     ---------------    ---------------
Total issued                               4,358,650         45,905,072
Shares redeemed                          (1,514,374)       (15,959,537)
                                     ---------------    ---------------
Net increase                               2,844,276    $    29,945,535
                                     ===============    ===============


National Portfolio

Class C Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                1,945,227    $    20,206,826
Shares issued to shareholders in
   reinvestment of dividends                 180,902          1,886,143
                                     ---------------    ---------------
Total issued                               2,126,129         22,092,969
Shares redeemed                          (2,244,207)       (23,326,697)
                                     ---------------    ---------------
Net decrease                               (118,078)    $   (1,233,728)
                                     ===============    ===============


National Portfolio

Class I Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                2,524,187    $    26,563,911
Shares issued to shareholders in
   reinvestment of dividends               2,816,177         29,669,505
                                     ---------------    ---------------
Total issued                               5,340,364         56,233,416
Shares redeemed                          (8,272,425)       (87,022,488)
                                     ---------------    ---------------
Net decrease                             (2,932,061)    $  (30,789,072)
                                     ===============    ===============


National Portfolio

Class I Shares for the Year                                      Dollar
Ended June 30, 2004                           Shares             Amount

Shares sold                                2,236,079    $    23,176,738
Shares issued resulting from
   reorganization                         35,155,756        368,217,557
Shares issued to shareholders in
   reinvestment of dividends               1,843,445         19,167,463
                                     ---------------    ---------------
Total issued                              39,235,280        410,561,758
Shares redeemed                         (10,268,772)      (106,545,376)
                                     ---------------    ---------------
Net increase                              28,966,508    $   304,016,382
                                     ===============    ===============


5. Short-Term Borrowings:
The Fund, on behalf of the Portfolios, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended June 30, 2005.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005



Notes to Financial Statements (concluded)


6. Distributions to Shareholders:
The tax character of distributions paid by the Short Term Portfolio during the fiscal years ended June 30, 2005 and June 30, 2004 was as follows:

                                           6/30/2005          6/30/2004

Distributions paid from:
   Tax-exempt income                 $    10,047,790    $    12,238,891
                                     ---------------    ---------------
Total distributions                  $    10,047,790    $    12,238,891
                                     ===============    ===============


The tax character of distributions paid by the Insured Portfolio during the fiscal years ended June 30, 2005 and June 30, 2004 was as follows:

                                           6/30/2005          6/30/2004

Distributions paid from:
   Tax-exempt income                 $    47,437,002    $    57,644,620
                                     ---------------    ---------------
Total distributions                  $    47,437,002    $    57,644,620
                                     ===============    ===============


The tax character of distributions paid by the National Portfolio during the fiscal years ended June 30, 2005 and June 30, 2004 was as follows:

                                           6/30/2005          6/30/2004

Distributions paid from:
   Tax-exempt income                 $    68,550,786    $    61,377,772
                                     ---------------    ---------------
Total distributions                  $    68,550,786    $    61,377,772
                                     ===============    ===============


As of June 30, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:


Short Term Portfolio

Undistributed tax-exempt income--net                    $       483,742
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                               483,742
Capital loss carryforward                                  (1,978,680)*
Unrealized losses--net                                    (3,467,021)**
                                                        ---------------
Total accumulated losses--net                           $   (4,961,959)
                                                        ===============


Insured Portfolio

Undistributed tax-exempt income--net                    $     1,071,110
Undistributed long-term capital gains--net                    1,334,587
                                                        ---------------
Total undistributed earnings--net                             2,405,697
Capital loss carryforward                                            --
Unrealized gains--net                                      63,787,017**
                                                        ---------------
Total accumulated earnings--net                         $    66,192,714
                                                        ===============


National Portfolio

Undistributed tax-exempt income--net                    $       687,354
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                               687,354
Capital loss carryforward                                 (63,982,664)*
Unrealized gains--net                                      96,593,012**
                                                        ---------------
Total accumulated earnings--net                         $    33,297,702
                                                        ===============

 * At June 30, 2005, the Short Term Portfolio had a net capital loss carryforward of approximately $1,978,680, of which $119,413 expires in 2008, $426,094 expires in 2009, $331,374 expires in 2012 and $1,101,799 expires in 2013; the National Portfolio had a net capital loss carryforward of approximately $63,982,664, of which $5,081,800 expires in 2006, $18,502,015 expires in
   2007, $10,488,608 expires in 2008, $26,931,578 expires in
   2009, $444,566 expires in 2010, $942,957 expires in 2011 and
   $1,591,140 expires in 2012. These amounts will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the deferral of post-October capital losses for tax purposes.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Municipal Bond Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Merrill Lynch Municipal Bond Fund, Inc. (the "Funds") comprising the Short Term (formerly Limited Maturity), Insured and National Portfolios as of June 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Merrill Lynch Municipal Bond Fund, Inc. as of June 30, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
August 23, 2005



Important Tax Information (unaudited)


All of the net investment income distributions paid monthly by Merrill Lynch Municipal Bond Fund, Inc. during the taxable year ended June 30, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Officers and Directors
                                                                                             Number of
                                                                                             Portfolios in  Other Public
                        Position(s)  Length of                                               Fund Complex   Directorships
                        Held with    Time                                                    Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years    Director       Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to  President of the MLIM/FAM-advised funds since  125 Funds      None
P.O. Box 9011           and          present  2005; President of MLIM and FAM since 2001;    169 Portfolios
Princeton,              Director              Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                 to 2001 and Senior Vice President from 1999
Age: 50                                       to 2001; President and Director of Princeton
                                              Services, Inc. ("Princeton Services") since 2001;
                                              President of Princeton Administrators, L.P.
                                              ("Princeton Administrators") since 2001; Chief
                                              Investment Officer of Oppenheimer Funds, Inc.
                                              in 1999 and Executive Vice President thereof
                                              from 1991 to 1999.


* Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton
  Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Officers and Directors (continued)
                                                                                             Number of
                                                                                             Portfolios in  Other Public
                        Position(s)  Length of                                               Fund Complex   Directorships
                        Held with    Time                                                    Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years    Director       Director
Independent Directors*


Ronald W. Forbes**      Director     1977 to  Professor Emeritus of Finance, School of       48 Funds       None
P.O. Box 9095                        present  Business, State University of New York at      51 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof from
NJ 08543-9095                                 1989 to 2000; International Consultant, Urban
Age: 64                                       Institute, Washington D.C. from 1995 to 1999.


Cynthia A. Montgomery   Director     1994 to  Professor, Harvard Business School since       48 Funds       Newell
P.O. Box 9095                        present  1989; Associate Professor, J.L. Kellogg        51 Portfolios  Rubbermaid, Inc.
Princeton,                                    Graduate School of Management, Northwestern                   (manufacturing)
NJ 08543-9095                                 University from 1985 to 1989; Associate
Age: 52                                       Professor, Graduate School of Business
                                              Administration, University of Michigan from
                                              1979 to 1985; Director, Harvard Business School
                                              of Publishing since 2005.


Jean Margo Reid         Director     2004 to  Self-employed consultant since 2001; Counsel   48 Funds       None
P.O. Box 9095                        present  of Alliance Capital Management (investment     51 Portfolios
Princeton,                                    adviser) in 2000; General Counsel, Director
NJ 08543-9095                                 and Secretary of Sanford C. Bernstein & Co.,
Age: 59                                       Inc. (investment adviser/broker-dealer) from
                                              1997 to 2000; Secretary, Sanford C. Bernstein
                                              Fund, Inc. from 1994 to 2000; Director and
                                              Secretary of SCB, Inc. since 1998; Director and
                                              Secretary of SCB Partners, Inc. since 2000;
                                              Director of Covenant House from 2001 to 2004.


Roscoe S. Suddarth      Director     2000 to  President, Middle East Institute from 1995     48 Funds       None
P.O. Box 9095                        present  to 2001; Foreign Service Officer, United       51 Portfolios
Princeton,                                    States Foreign Service from 1961 to 1995;
NJ 08543-9095                                 Career Minister from 1989 to 1995; Deputy
Age: 69                                       Inspector General, U.S. Department of State
                                              from 1991 to 1994; U.S. Ambassador to The
                                              Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West         Director     1981 to  Professor of Finance from 1984 to 1995,        48 Funds       Bowne & Co.,
P.O. Box 9095                        present  Dean from 1984 to 1993 and since 1995          51 Portfolios  Inc. (financial
Princeton,                                    Dean Emeritus of New York University Leonard                  printers);
NJ 08543-9095                                 N. Stern School of Business Administration.                   Vornado Realty
Age: 67                                                                                                     Trust (real estate
                                                                                                            company);
                                                                                                            Alexander's, Inc.
                                                                                                            (real estate
                                                                                                            company)


Edward D. Zinbarg       Director     2000 to  Self-employed financial consultant since       48 Funds       None
P.O. Box 9095                        present  1994; Executive Vice President of The          51 Portfolios
Princeton,                                    Prudential Insurance Company of America from
NJ 08543-9095                                 1988 to 1994; former Director of Prudential
Age: 70                                       Reinsurance Company and former Trustee of the
                                              Prudential Foundation.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board and the Audit Committee.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
NJ 08543-9011           Treasurer    1999 to  President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
Age: 45                              present  1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Kenneth A. Jacob        Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           Vice         present  Management) of MLIM from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 54


John M. Loffredo        Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           Vice         present  Management) of MLIM from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 41


Robert A. DiMella       Vice         1999 to  Managing Director of MLIM since 2004; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           President    present  Management) of MLIM from 2002 to 2004; Vice President of MLIM from 1996
Princeton,                                    to 2001.
NJ 08543-9011
Age: 38


Peter J. Hayes          Vice         1996 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           President    present  Management) of MLIM from 1997 to 2000.
Princeton,
NJ 08543-9011
Age: 46


Walter C. O'Connor      Vice         1996 to  Managing Director of MLIM since 2003; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           President    present  Management) of MLIM from 2000 to 2003; Vice President of MLIM from 1993
Princeton,                                    to 2000.
NJ 08543-9011
Age: 43


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
P.O. Box 9011           Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
Princeton,              Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
NJ 08543-9011                                 Investment Management from 2002 to 2004; Managing Director and Global Director of
Age: 53                                       Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial
                                              from 1995 to 2000; Senior Counsel in the Commission's Division of Enforcement in
                                              Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                    and Princeton Services since 2004.
NJ 08543-9011
Age: 45


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Fund Address
Box 9011
Princeton, NJ 08543-9011



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -   Principal Accountant Fees and Services

           Short Term Portfolio of Merrill Lynch Municipal Bond Fund, Inc.
           (a) Audit Fees -         Fiscal Year Ending June 30, 2005 - $27,000
                                    Fiscal Year Ending June 30, 2004 - $30,200

           (b) Audit-Related Fees - Fiscal Year Ending June 30, 2005 - $0
                                    Fiscal Year Ending June 30, 2004 - $0

           (c) Tax Fees -           Fiscal Year Ending June 30, 2005 - $5,700
                                    Fiscal Year Ending June 30, 2004 - $5,610

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending June 30, 2005 - $0
                                    Fiscal Year Ending June 30, 2004 - $0

           National Portfolio of Merrill Lynch Municipal Bond Fund, Inc.
           (a) Audit Fees -         Fiscal Year Ending June 30, 2005 - $35,700
                                    Fiscal Year Ending June 30, 2004 - $34,200

           (b) Audit-Related Fees - Fiscal Year Ending June 30, 2005 - $10,500
                                    Fiscal Year Ending June 30, 2004 - $0

           The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

           (c) Tax Fees -           Fiscal Year Ending June 30, 2005 - $5,700
                                    Fiscal Year Ending June 30, 2004 - $15,210

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending June 30, 2005 - $0
                                    Fiscal Year Ending June 30, 2004 - $0

           Insured Portfolio of Merrill Lynch Municipal Bond Fund, Inc.
           (a) Audit Fees -         Fiscal Year Ending June 30, 2005 - $31,000
                                    Fiscal Year Ending June 30, 2004 - $34,200

           (b) Audit-Related Fees - Fiscal Year Ending June 30, 2005 - $0
                                    Fiscal Year Ending June 30, 2004 - $0

           (c) Tax Fees -           Fiscal Year Ending June 30, 2005 - $5,700
                                    Fiscal Year Ending June 30, 2004 - $5,610

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending June 30, 2005 - $0
                                    Fiscal Year Ending June 30, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending June 30, 2005 - $8,181,305
               Fiscal Year Ending June 30, 2004 - $16,114,216

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Municipal Bond Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Municipal Bond Fund, Inc.


Date: August 19, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Municipal Bond Fund, Inc.


Date: August 19, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Municipal Bond Fund, Inc.


Date: August 19, 2005